UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	December 31, 2018

Item 1. Schedule of Investments:

Putnam Dynamic Asset Allocation Balanced Fund
The fund's portfolio
12/31/18 (Unaudited)

COMMON STOCKS (56.4%)(a)
	Shares	Value
Basic materials (2.1%)
Amcor, Ltd. (Australia)	32,608	$304,310
Anglo American PLC (United Kingdom)	88,207	1,965,027
ArcelorMittal SA (France)	56,490	1,174,082
Arkema SA (France)	12,865	1,104,916
Asahi Kasae Corp. (Japan)	15,300	156,108
Ashland Global Holdings, Inc.	1,580	112,117
Axalta Coating Systems, Ltd.(NON)	5,340	125,063
BASF SE (Germany)	32,733	2,265,231
Bemis Co., Inc.	1,422	65,270
BlueScope Steel, Ltd. (Australia)	161,693	1,248,040
Boliden AB (Sweden)	16,386	354,936
Celanese Corp.	26,600	2,393,202
CIMIC Group, Ltd. (Australia)	22,088	675,296
Covestro AG (Germany)	24,108	1,192,706
Eiffage SA (France)	2,621	219,100
Evonik Industries AG (Germany)	17,045	425,739
Freeport-McMoRan, Inc. (Indonesia)	540,400	5,571,524
Glencore PLC (United Kingdom)	96,503	358,368
HOCHTIEF AG (Germany)	5,993	808,184
Huntsman Corp.	129,400	2,496,126
JFE Holdings, Inc. (Japan)	18,200	289,577
Kajima Corp. (Japan)	46,200	619,303
LyondellBasell Industries NV Class A	98,000	8,149,680
Mitsubishi Chemical Holdings Corp. (Japan)	72,100	542,420
Mitsubishi Gas Chemical Co., Inc. (Japan)	27,800	415,318
Newcrest Mining, Ltd. (Australia)	18,932	291,671
Nippon Steel & Sumitomo Metal Corp. (Japan)	18,200	311,217
Packaging Corp. of America	34,700	2,896,062
Rio Tinto PLC (United Kingdom)	71,653	3,406,568
Sherwin-Williams Co. (The)	452	177,844
Shimizu Corp. (Japan)	54,400	447,074
Sika AG (Switzerland)	1,945	246,563
South32, Ltd. (Australia)	385,340	909,133
Steel Dynamics, Inc.	53,900	1,619,156
Sumitomo Chemical Co., Ltd. (Japan)	201,700	986,384
Taisei Corp. (Japan)	50,800	2,159,770
UPM-Kymmene OYJ (Finland)	65,805	1,670,023
Westlake Chemical Corp.	20,900	1,382,953
Weyerhaeuser Co.(R)	81,200	1,775,032

		51,311,093
Capital goods (3.9%)
ACS Actividades de Construccion y Servicios SA (Spain)	48,720	1,888,422
Allison Transmission Holdings, Inc.	72,100	3,165,911
Atlas Copco AB Class B (Sweden)	15,410	336,125
BAE Systems PLC (United Kingdom)	56,386	330,025
Berry Plastics Group, Inc.(NON)	54,501	2,590,433
Boeing Co. (The)	82,200	26,509,500
Cummins, Inc.	47,500	6,347,900
Curtiss-Wright Corp.	5,500	561,660
Faurecia SA (France)	38,679	1,465,545
Garrett Motion, Inc. (Switzerland)(NON)	300	3,702
General Dynamics Corp.	1,524	239,588
HD Supply Holdings, Inc.(NON)	53,871	2,021,240
Hitachi, Ltd. (Japan)	98,100	2,607,675
Honeywell International, Inc.	67,925	8,974,251
Ingersoll-Rand PLC	64,100	5,847,843
Lockheed Martin Corp.	39,800	10,421,232
Northrop Grumman Corp.	939	229,961
Pentair PLC	48,300	1,824,774
Raytheon Co.	35,770	5,485,330
Republic Services, Inc.	32,900	2,371,761
Resideo Technologies, Inc.(NON)	92,234	1,895,409
Safran SA (France)	955	115,328
Sandvik AB (Sweden)	170,678	2,433,181
Schindler Holding AG (Switzerland)	1,662	322,288
Societe BIC SA (France)	3,014	307,861
Teledyne Technologies, Inc.(NON)	4,104	849,815
Tervita Corp. (Canada)(NON)	127	584
Waste Management, Inc.	71,117	6,328,702

		95,476,046
Communication services (1.9%)
ARRIS International PLC(NON)	867	26,504
AT&T, Inc.	5,536	157,997
BCE, Inc. (Canada)	6,476	255,824
BT Group PLC (United Kingdom)	671,018	2,036,420
Deutsche Telekom AG (Germany)	128,261	2,177,873
Eutelsat Communications SA (France)	16,628	327,782
Hikari Tsushin, Inc. (Japan)	1,100	173,039
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	432,000	621,991
Juniper Networks, Inc.	96,043	2,584,517
KDDI Corp. (Japan)	70,700	1,684,786
Nippon Telegraph & Telephone Corp. (Japan)	24,800	1,009,758
NTT DoCoMo, Inc. (Japan)	69,000	1,549,394
Swisscom AG (Switzerland)	1,426	681,445
T-Mobile US, Inc.(NON)	236	15,012
Telenor ASA (Norway)	109,561	2,122,416
Telephone & Data Systems, Inc.	40,358	1,313,249
Telstra Corp., Ltd. (Australia)	517,229	1,038,237
Verizon Communications, Inc.	502,580	28,255,047

		46,031,291
Communications equipment (1.1%)
Avaya Holdings Corp.(NON)	10,886	158,497
Cisco Systems, Inc.	626,659	27,153,134
Harris Corp.	1,718	231,329

		27,542,960
Computers (2.3%)
Amadeus IT Holding SA Class A (Spain)	31,585	2,201,709
Apple, Inc.	181,343	28,605,045
Aspen Technology, Inc.(NON)	21,100	1,733,998
CDW Corp. of Delaware	28,300	2,293,715
Citrix Systems, Inc.	48,174	4,935,908
Dell Technologies, Inc. Class C(NON)	31,116	1,520,639
Fortinet, Inc.(NON)	83,800	5,902,034
Fujitsu, Ltd. (Japan)	10,100	633,177
NetApp, Inc.	101,300	6,044,571
Synopsys, Inc.(NON)	33,733	2,841,668

		56,712,464
Conglomerates (0.4%)
AMETEK, Inc.	38,100	2,579,370
Marubeni Corp. (Japan)	302,000	2,101,569
Mitsubishi Corp. (Japan)	56,600	1,544,779
Mitsui & Co., Ltd. (Japan)	145,600	2,256,534
Orkla ASA (Norway)	29,324	230,753

		8,713,005
Consumer cyclicals (6.7%)
ABC-Mart, Inc. (Japan)	10,600	587,078
Amazon.com, Inc.(NON)	13,639	20,485,369
Aristocrat Leisure, Ltd. (Australia)	33,175	506,667
Automatic Data Processing, Inc.	73,417	9,626,437
AutoZone, Inc.(NON)	356	298,449
Bayerische Motoren Werke AG (Germany)	4,763	338,892
Berkeley Group Holdings PLC (The) (United Kingdom)	8,298	367,961
Booking Holdings, Inc.(NON)	5,200	8,956,584
Booz Allen Hamilton Holding Corp.	48,081	2,167,011
Caesars Entertainment Corp.(NON)(S)	5,659	38,425
Capri Holdings, Ltd.(NON)	84,044	3,186,948
CK Hutchison Holdings, Ltd. (Hong Kong)	89,500	855,288
Compass Group PLC (United Kingdom)	6,184	130,055
CoStar Group, Inc.(NON)	7,300	2,462,582
Crown, Ltd. (Australia)	124,807	1,042,535
Ecolab, Inc.	768	113,165
Extended Stay America, Inc. (Units)	77,800	1,205,900
Fast Retailing Co., Ltd. (Japan)	1,700	869,613
Fiat Chrysler Automobiles NV (Italy)(NON)	73,363	1,065,994
Ford Motor Co.	11,190	85,604
Fuji Heavy Industries, Ltd. (Japan)	1,900	40,561
Galaxy Entertainment Group, Ltd. (Hong Kong)	118,000	740,652
Genting Bhd (Singapore)	1,272,800	911,144
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $1) (Private) (Germany)(F)(RES)(NON)	2	2
Hermes International (France)	4,617	2,564,556
Hilton Worldwide Holdings, Inc.	63,400	4,552,120
Home Depot, Inc. (The)	159,367	27,382,438
Industria de Diseno Textil SA (Inditex) (Spain)	22,776	583,237
Jardine Matheson Holdings, Ltd. (Hong Kong)	3,200	222,809
John Wiley & Sons, Inc. Class A	407	19,117
KAR Auction Services, Inc.	39,900	1,904,028
Kering SA (France)	1,327	625,801
Kimberly-Clark Corp.	2,321	264,455
Las Vegas Sands Corp.	44,500	2,316,225
Liberty Media Corp.-Liberty SiriusXM Class C(NON)	2,226	82,317
Liberty SiriusXM Group Class A(NON)	24,700	908,960
Lowe's Cos., Inc.	171,780	15,865,601
Marks & Spencer Group PLC (United Kingdom)	7,485	23,584
Marriott International, Inc./MD Class A	201	21,821
Mitsubishi Motors Corp. (Japan)	46,600	257,280
Moncler SpA (Italy)	10,428	345,652
Namco Bandai Holdings, Inc. (Japan)	19,200	856,645
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Germany)(F)(RES)(NON)	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Germany)(F)(RES)(NON)	1	1
News Corp. Class A	7,432	84,353
Next PLC (United Kingdom)	11,380	578,892
Nintendo Co., Ltd. (Japan)	5,400	1,426,738
Omnicom Group, Inc.(S)	79,300	5,807,932
Pearson PLC (United Kingdom)	108,678	1,299,881
Peugeot SA (France)	119,447	2,551,687
ProSiebenSat.1 Media SE (Germany)	44,177	787,075
Publicis Groupe SA (France)	3,203	183,785
PVH Corp.	1,290	119,906
Randstad Holding NV (Netherlands)	12,602	578,849
Ross Stores, Inc.	108,391	9,018,131
RTL Group SA (Belgium)	6,774	362,453
Secom Co., Ltd. (Japan)	1,700	140,358
ServiceMaster Global Holdings, Inc.(NON)	27,948	1,026,810
Sony Corp. (Japan)	62,400	3,004,990
Suzuki Motor Corp. (Japan)	8,400	425,044
Swatch Group AG (The) (Switzerland)	5,579	322,400
Tapestry, Inc.	15,700	529,875
Taylor Wimpey PLC (United Kingdom)	703,560	1,221,832
TJX Cos., Inc. (The)	11,755	525,919
Total System Services, Inc.	35,900	2,918,311
Toyota Motor Corp. (Japan)	34,000	1,974,746
TUI AG (Germany)	110,531	1,585,636
Twenty-First Century Fox, Inc.	129,666	6,195,441
Volkswagen AG (Preference) (Germany)	4,361	694,130
Volkswagen AG (Germany)	2,190	349,029
Volvo AB (Sweden)	205,538	2,688,961
Walt Disney Co. (The)	3,515	385,420
Wolters Kluwer NV (Netherlands)	29,011	1,717,144
Wyndham Destinations, Inc.	36,900	1,322,496

		164,707,788
Consumer staples (5.5%)
Altria Group, Inc.	2,273	112,263
Ashtead Group PLC (United Kingdom)	84,300	1,758,936
Associated British Foods PLC (United Kingdom)	47,249	1,230,367
Bright Horizons Family Solutions, Inc.(NON)	675	75,229
Carlsberg A/S Class B (Denmark)	12,175	1,294,008
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	47	291,688
Coca-Cola Amatil, Ltd. (Australia)	56,077	323,464
Coca-Cola Co. (The)	425,824	20,162,766
Coca-Cola European Partners PLC (United Kingdom)	52,777	2,419,825
Coles Group, Ltd. (Australia)(NON)	14,750	121,969
Colruyt SA (Belgium)	10,396	741,354
Darden Restaurants, Inc.	45,800	4,573,588
Essity AB Class B (Sweden)	2,299	56,444
Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private) (Luxembourg)(F)(RES)(NON)	518	4,772
Henkel AG & Co. KGaA (Germany)	3,362	330,310
Hershey Co. (The)	43,221	4,632,427
Imperial Brands PLC (United Kingdom)	105,363	3,192,208
J Sainsbury PLC (United Kingdom)	228,102	770,458
Japan Tobacco, Inc. (Japan)	7,900	187,427
Koninklijke Ahold Delhaize NV (Netherlands)	121,544	3,074,143
L'Oreal SA (France)	10,740	2,475,837
Marine Harvest ASA (Norway)	25,572	540,335
Molson Coors Brewing Co. Class B	63,000	3,538,080
Mondelez International, Inc. Class A	243,436	9,744,743
Monster Beverage Corp.(NON)	1,999	98,391
Nestle SA (Switzerland)	28,776	2,336,275
PepsiCo, Inc.	160,869	17,772,807
Pigeon Corp. (Japan)	3,300	142,493
Pola Orbis Holdings, Inc. (Japan)	15,700	420,593
Procter & Gamble Co. (The)	84,488	7,766,137
Reckitt Benckiser Group PLC (United Kingdom)	22,601	1,732,178
Starbucks Corp.	339,805	21,883,442
Swedish Match AB (Sweden)	26,507	1,044,076
Sysco Corp.	120,010	7,519,827
Unilever PLC (United Kingdom)	8,036	420,821
US Foods Holding Corp.(NON)	5,102	161,427
Walgreens Boots Alliance, Inc.	180,800	12,354,064
Wesfarmers, Ltd. (Australia)	24,738	561,786
WH Group, Ltd. (Hong Kong)	305,000	232,570
WM Morrison Supermarkets PLC (United Kingdom)	81,286	220,942

		136,320,470
Electronics (1.6%)
Agilent Technologies, Inc.	97,500	6,577,350
Brother Industries, Ltd. (Japan)	15,800	231,917
Garmin, Ltd.	239	15,133
Hoya Corp. (Japan)	44,100	2,695,493
Intel Corp.	214,300	10,057,099
NXP Semiconductors NV	132,317	9,696,190
Rockwell Automation, Inc.	27,700	4,168,296
Texas Instruments, Inc.	55,736	5,267,052
Thales SA (France)	1,959	228,941

		38,937,471
Energy (2.9%)
BP PLC (United Kingdom)	224,083	1,416,513
Chevron Corp.	218,040	23,720,572
ConocoPhillips	217,800	13,579,830
Equinor ASA (Norway)	118,649	2,521,454
Exxon Mobil Corp.	31,824	2,170,079
Halcon Resources Corp.(NON)(S)	6,477	11,011
JX Holdings, Inc. (Japan)	30,400	159,337
Marathon Petroleum Corp.	4,327	255,336
MWO Holdings, LLC (Units)(F)	89	3,011
Nine Point Energy(F)	1,299	18,758
Occidental Petroleum Corp.	7,546	463,173
OMV AG (Austria)	21,428	939,080
PBF Energy, Inc. Class A	68,300	2,231,361
Phillips 66	89,545	7,714,302
Repsol SA (Rights) (Spain)(NON)	3,474	1,592
Royal Dutch Shell PLC Class B (United Kingdom)	94,743	2,825,771
TOTAL SA (France)	82,542	4,367,357
Valero Energy Corp.	106,211	7,962,639

		70,361,176
Financials (10.0%)
3i Group PLC (United Kingdom)	129,743	1,278,975
ABN AMRO Group NV GDR (Netherlands)	102,008	2,400,626
Aegon NV (Netherlands)	32,846	153,506
Aflac, Inc.	110,470	5,033,013
AGNC Investment Corp.(R)	207,203	3,634,341
AIB Group PLC (Ireland)	47,132	198,725
Allianz SE (Germany)	19,304	3,873,668
Allstate Corp. (The)(S)	41,813	3,455,008
American Express Co.	3,864	368,316
American Financial Group, Inc.	11,500	1,041,095
American Homes 4 Rent(R)	68,844	1,366,553
Ameriprise Financial, Inc.	42,300	4,414,851
Annaly Capital Management, Inc.(R)	264,410	2,596,506
Apartment Investment & Management Co. Class A(R)	31,000	1,360,280
Apple Hospitality REIT, Inc.(R)	55,604	792,913
Athene Holding, Ltd. Class A(NON)	41,858	1,667,204
AvalonBay Communities, Inc.(R)	16,600	2,889,230
Aviva PLC (United Kingdom)	444,005	2,125,062
AXA SA (France)	16,207	350,177
Bank Leumi Le-Israel BM (Israel)	104,211	629,859
Bank of Montreal (Canada)	5,179	338,350
Berkshire Hathaway, Inc. Class B(NON)	6,976	1,424,360
Brixmor Property Group, Inc.(R)	115,700	1,699,633
Broadridge Financial Solutions, Inc.	37,768	3,635,170
Brookfield Property REIT, Inc. Class A(R)	32,900	529,690
Camden Property Trust(R)	1,191	104,868
Canadian Imperial Bank of Commerce (Canada)	4,276	318,476
Capital One Financial Corp.	79,000	5,971,610
CBRE Group, Inc. Class A(NON)	55,600	2,226,224
Cheung Kong Property Holdings, Ltd. (Hong Kong)	354,500	2,577,840
Chimera Investment Corp.(R)	4,465	79,566
Citigroup, Inc.	403,900	21,027,034
Citizens Financial Group, Inc.	162,000	4,816,260
CNP Assurances (France)	13,955	296,115
Comerica, Inc.	64,619	4,438,679
CoreLogic, Inc.(NON)	1,455	48,626
Daiwa Securities Group, Inc. (Japan)	70,000	356,923
Deutsche Boerse AG (Germany)	5,492	660,393
Deutsche Wohnen AG (Germany)	5,823	266,868
Direct Line Insurance Group PLC (United Kingdom)	77,955	316,665
Discover Financial Services	72,800	4,293,744
DNB ASA (Norway)	17,108	273,344
Douglas Emmett, Inc.(R)	23,400	798,642
Duke Realty Corp.(R)	72,661	1,881,920
E*Trade Financial Corp.	131,200	5,757,056
East West Bancorp, Inc.	25,600	1,114,368
Empire State Realty Trust, Inc. Class A(R)	1,167	16,606
Equity Commonwealth(R)	1,184	35,532
Equity Lifestyle Properties, Inc.(R)	11,500	1,116,995
Equity Residential Trust(R)	3,906	257,835
Gaming and Leisure Properties, Inc.(R)	38,589	1,246,811
Goldman Sachs Group, Inc. (The)	25,100	4,192,955
Hang Seng Bank, Ltd. (Hong Kong)	96,200	2,148,673
Hartford Financial Services Group, Inc. (The)	94,300	4,191,635
Healthcare Trust of America, Inc. Class A(R)	56,200	1,422,422
Henderson Land Development Co., Ltd. (Hong Kong)	180,000	892,329
Highwoods Properties, Inc.(R)	25,781	997,467
Hongkong Land Holdings, Ltd. (Hong Kong)	47,300	298,176
HSBC Holdings PLC (United Kingdom)	47,324	390,205
Hudson Pacific Properties, Inc.(R)	27,600	802,056
Intercontinental Exchange, Inc.	553	41,657
Jones Lang LaSalle, Inc.	10,200	1,291,320
JPMorgan Chase & Co.	331,745	32,384,947
KBC Groep NV (Belgium)	7,816	507,580
Kerry Properties, Ltd. (Hong Kong)	54,500	185,163
Legal & General Group PLC (United Kingdom)	869,002	2,558,625
Liberty Property Trust(R)	28,601	1,197,810
Lincoln National Corp.	60,400	3,099,124
Lloyds Banking Group PLC (United Kingdom)	2,834,595	1,873,327
Loews Corp.	4,699	213,898
London Stock Exchange Group PLC (United Kingdom)	12,133	628,177
Macquarie Group, Ltd. (Australia)	34,441	2,635,427
Medical Properties Trust, Inc.(R)	86,500	1,390,920
MetLife, Inc.	241,400	9,911,884
MFA Financial, Inc.(R)	5,721	38,216
Mirvac Group (Australia)(R)	331,026	522,257
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	76,100	364,642
Mizuho Financial Group, Inc. (Japan)	2,063,200	3,215,642
Morgan Stanley	237,100	9,401,015
National Australia Bank, Ltd. (Australia)	8,620	146,272
National Bank of Canada (Canada)	7,269	298,438
New Residential Investment Corp.(R)	159,245	2,262,871
NN Group NV (Netherlands)	2,236	89,154
ORIX Corp. (Japan)	175,400	2,548,496
Paramount Group, Inc.(R)	50,600	635,536
Partners Group Holding AG (Switzerland)	3,971	2,407,891
Persimmon PLC (United Kingdom)	87,955	2,163,673
Popular, Inc. (Puerto Rico)	22,100	1,043,562
Principal Financial Group, Inc.	39,400	1,740,298
Prudential Financial, Inc.	74,200	6,051,010
Reinsurance Group of America, Inc.	10,281	1,441,705
Resona Holdings, Inc. (Japan)	488,800	2,338,186
Royal Bank of Canada (Canada)	294	20,123
Sampo Oyj Class A (Finland)	3,627	159,618
Scentre Group (Australia)(R)	421,243	1,157,035
Schroders PLC (United Kingdom)	22,741	708,120
Senior Housing Properties Trust(R)	44,100	516,852
Singapore Exchange, Ltd. (Singapore)	46,500	242,978
SL Green Realty Corp.(R)	28,300	2,237,964
Spirit MTA REIT(R)	837	5,968
Spirit Realty Capital, Inc.(R)	44,480	1,567,920
Starwood Property Trust, Inc.(R)	4,718	92,992
Stockland (Units) (Australia)(R)	350,476	869,487
STORE Capital Corp.(R)	60,700	1,718,417
Sumitomo Mitsui Financial Group, Inc. (Japan)	85,000	2,803,031
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	21,900	797,136
Sun Hung Kai Properties, Ltd. (Hong Kong)	67,000	949,993
SunTrust Banks, Inc.	3,351	169,024
Swedbank AB Class A (Sweden)	108,576	2,422,546
Swire Properties, Ltd. (Hong Kong)	56,600	197,783
Synchrony Financial	181,200	4,250,952
Synovus Financial Corp.	52,900	1,692,271
TCF Financial Corp.	38,000	740,620
Toronto-Dominion Bank (Canada)	8,270	411,077
Two Harbors Investment Corp.(R)	4,371	56,124
U.S. Bancorp	4,091	186,959
UDR, Inc.(R)	2,842	112,600
Unum Group	70,400	2,068,352
VICI Properties, Inc.(R)	132,511	2,488,557
Weingarten Realty Investors(R)	25,400	630,174
Wintrust Financial Corp.	10,900	724,741

		247,520,166
Health care (7.8%)
AbbVie, Inc.	69,329	6,391,441
Advanz Pharma Corp. (Canada)(NON)	520	9,766
Alfresa Holdings Corp. (Japan)	36,200	936,540
Allergan PLC	19,603	2,620,137
Amgen, Inc.	82,599	16,079,547
Anthem, Inc.	442	116,082
Astellas Pharma, Inc. (Japan)	203,000	2,583,404
Baxter International, Inc.	88,900	5,851,398
Bayer AG (Germany)	7,639	530,044
Biogen, Inc.(NON)	14,123	4,249,893
Bristol-Myers Squibb Co.	69,169	3,595,405
Celgene Corp.(NON)	33,681	2,158,615
Centene Corp.(NON)	45,393	5,233,813
Charles River Laboratories International, Inc.(NON)	8,644	978,328
Cigna Corp.	48,107	9,136,481
Eli Lilly & Co.	112,404	13,007,391
Encompass Health Corp.	19,750	1,218,575
Gilead Sciences, Inc.	83,436	5,218,922
GlaxoSmithKline PLC (United Kingdom)	214,102	4,069,401
HCA Healthcare, Inc.	61,600	7,666,120
Hill-Rom Holdings, Inc.	15,300	1,354,815
Humana, Inc.	12,251	3,509,666
Ipsen SA (France)	1,383	178,819
Johnson & Johnson	119,159	15,377,469
Koninklijke Philips NV (Netherlands)	16,305	577,817
Laboratory Corp. of America Holdings(NON)	481	60,779
Masimo Corp.(NON)	16,100	1,728,657
McKesson Corp.	52,378	5,786,198
Medipal Holdings Corp. (Japan)	30,500	659,766
Medtronic PLC	162,700	14,799,192
Merck & Co., Inc.	176,143	13,459,087
Novartis AG (Switzerland)	39,067	3,340,310
Novo Nordisk A/S Class B (Denmark)	27,103	1,239,006
Ono Pharmaceutical Co., Ltd. (Japan)	2,700	54,643
Pfizer, Inc.	203,790	8,895,434
QIAGEN NV (Netherlands)(NON)	8,734	297,007
QIAGEN NV (Netherlands)(NON)	2,194	75,583
Quest Diagnostics, Inc.	2,425	201,930
ResMed, Inc.	22,900	2,607,623
Roche Holding AG (Switzerland)	23,290	5,767,409
Sanofi (France)	24,682	2,139,619
Sartorius Stedim Biotech (France)	6,179	618,402
Service Corp. International	1,494	60,148
Shionogi & Co., Ltd. (Japan)	42,400	2,404,236
Shire PLC (United Kingdom)	5,166	300,915
Siemens Healthineers AG (Germany)(NON)	12,666	530,343
Smith & Nephew PLC (United Kingdom)	15,826	295,315
Straumann Holding AG (Switzerland)	990	622,464
Teva Pharmaceutical Industries, Ltd. ADR (Israel)(NON)	10,661	164,393
Thermo Fisher Scientific, Inc.	213	47,667
UCB SA (Belgium)	18,651	1,523,636
UnitedHealth Group, Inc.	24,167	6,020,483
Vertex Pharmaceuticals, Inc.(NON)	18,135	3,005,151
Waters Corp.(NON)	5,072	956,833
Zoetis, Inc.	28,089	2,402,733

		192,714,851
Photography/Imaging (—%)
FUJIFILM Holdings Corp. (Japan)	5,900	227,673

		227,673
Semiconductor (0.2%)
KLA-Tencor Corp.	58,000	5,190,420
Maxim Integrated Products, Inc.	3,395	172,636
Tokyo Electron, Ltd. (Japan)	1,000	114,729

		5,477,785
Software (3.1%)
Adobe, Inc.(NON)	70,600	15,972,544
Amdocs, Ltd.	2,082	121,964
Black Knight, Inc.(NON)	27,997	1,261,545
Cadence Design Systems, Inc.(NON)	68,631	2,984,076
Electronic Arts, Inc.(NON)	35,900	2,832,869
F5 Networks, Inc.(NON)	29,035	4,704,541
Intuit, Inc.	54,552	10,738,561
Microsoft Corp.	193,197	19,623,020
NTT Data Corp. (Japan)	149,400	1,632,266
Oracle Corp.	363,400	16,407,510
Oracle Corp. (Japan)	2,700	170,831

		76,449,727
Technology (—%)
SoftBank Group Corp. (Japan)	14,500	955,764

		955,764
Technology services (3.7%)
Alphabet, Inc. Class A(NON)	44,540	46,542,518
Capgemini SE (France)	12,259	1,219,171
Cognizant Technology Solutions Corp. Class A	99,925	6,343,239
Dun & Bradstreet Corp. (The)	18,336	2,617,281
Facebook, Inc. Class A(NON)	91,112	11,943,872
Fidelity National Information Services, Inc.	3,377	346,311
Fiserv, Inc.(NON)	3,214	236,197
Genpact, Ltd.	1,705	46,018
IBM Corp.	180,400	20,506,068
NEC Corp. (Japan)	9,700	290,396
Yahoo Japan Corp. (Japan)	108,800	273,328
Zebra Technologies Corp. Class A(NON)	13,700	2,181,451

		92,545,850
Transportation (1.2%)
Aena SME SA (Spain)	12,113	1,884,002
AP Moller - Maersk A/S Class A (Denmark)	257	303,675
Central Japan Railway Co. (Japan)	13,700	2,911,085
Delta Air Lines, Inc.	185,096	9,236,290
Deutsche Lufthansa AG (Germany)	13,711	309,475
Deutsche Post AG (Germany)	19,255	527,488
Groupe Eurotunnel SA (France)	4,156	55,855
International Consolidated Airlines Group SA (Spain)	310,123	2,458,837
Japan Airlines Co., Ltd. (Japan)	53,800	1,905,547
Kyushu Railway Co. (Japan)	600	20,214
Norfolk Southern Corp.	2,621	391,944
SG Holdings Co., Ltd. (Japan)	22,100	579,607
United Continental Holdings, Inc.(NON)	92,700	7,761,771
Yangzijiang Shipbuilding Holdings, Ltd. (China)	831,700	756,143

		29,101,933
Utilities and power (2.0%)
AES Corp.	190,000	2,747,400
AGL Energy, Ltd. (Australia)	8,090	117,060
Ameren Corp.	49,100	3,202,793
American Electric Power Co., Inc.	6,780	506,737
Canadian Utilities, Ltd. Class A (Canada)	4,259	97,709
CenterPoint Energy, Inc.	133,100	3,757,413
Centrica PLC (United Kingdom)	158,091	271,827
CLP Holdings, Ltd. (Hong Kong)	95,000	1,070,913
Enagas SA (Spain)	11,091	300,024
Endesa SA (Spain)	82,924	1,912,554
Enel SpA (Italy)	319,689	1,847,534
Eni SpA (Italy)	182,162	2,869,373
Evergy, Inc.	36,400	2,066,428
Exelon Corp.	191,547	8,638,770
Kansai Electric Power Co., Inc. (The) (Japan)	7,500	112,619
Kinder Morgan, Inc.	16,449	252,986
National Grid PLC (United Kingdom)	33,997	331,147
NRG Energy, Inc.	117,400	4,649,040
OGE Energy Corp.	51,800	2,030,042
Pinnacle West Capital Corp.	34,892	2,972,798
Public Service Enterprise Group, Inc.	107,100	5,574,555
Red Electrica Corporacion SA (Spain)	3,752	83,806
RWE AG (Germany)	16,025	348,210
Snam SpA (Italy)	67,423	295,017
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	9,198
UGI Corp.	54,700	2,918,247

		48,984,200

Total common stocks (cost $1,355,068,368)		$1,390,091,713

CORPORATE BONDS AND NOTES (16.7%)(a)
		Principal amount	Value
Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23		$225,000	$229,500
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95%, 1/15/21		110,000	107,800
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands)(PIK)		205,000	196,288
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/1/25 (Netherlands)		200,000	188,250
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)		40,000	41,750
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)		240,000	252,864
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. unsub. notes 4.875%, 8/15/24		185,000	174,825
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25		255,000	224,081
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub. notes 6.375%, 10/1/23		195,000	193,050
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr. notes 7.25%, 9/1/25		350,000	347,375
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24		300,000	279,750
Boise Cascade Co. 144A company guaranty sr. unsec. notes 5.625%, 9/1/24		470,000	440,625
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes 5.625%, 9/1/24		140,000	129,850
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		265,000	249,100
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		585,000	525,038
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4.625%, 11/15/22 (Germany)		265,000	270,259
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%, 4/1/24 (Mexico)		470,000	467,058
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		255,000	197,625
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26		1,180,000	1,153,232
Chemours Co. (The) company guaranty sr. unsec. notes 5.375%, 5/15/27		115,000	103,500
Chemours Co. (The) company guaranty sr. unsec. unsub. notes 7.00%, 5/15/25		185,000	186,388
Chemours Co. (The) company guaranty sr. unsec. unsub. notes 6.625%, 5/15/23		120,000	121,200
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes 5.75%, 3/1/25		80,000	72,000
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24		415,000	373,500
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (Netherlands)		250,000	225,313
Cornerstone Chemical Co. 144A company guaranty sr. notes 6.75%, 8/15/24		55,000	48,263
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes 8.00%, 10/1/21		67,000	64,990
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	225,000	218,965
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24		$965,000	931,156
Dow Chemical Co. (The) 144A sr. unsec. notes 4.80%, 11/30/28		100,000	101,747
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)		515,000	422,300
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25		190,000	169,100
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 6.875%, 2/15/23 (Indonesia)		230,000	237,188
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		115,000	87,544
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26		600,000	585,000
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4.625%, 4/29/24		943,000	934,739
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4.00%, 4/16/25		680,000	640,159
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 7.625%, 1/15/25 (Canada)		220,000	215,050
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4.875%, 11/15/20		270,000	270,675
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26		320,000	289,600
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		725,000	735,691
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27		515,000	468,791
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22		100,000	100,750
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A company guaranty sr. unsec. notes 7.00%, 4/15/25		140,000	128,800
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 4.875%, 9/15/24		195,000	188,175
MEG Energy Corp. 144A sr. unsec. notes 7.875%, 7/15/26		180,000	162,000
Mercer International, Inc. company guaranty sr. unsec. notes 7.75%, 12/1/22 (Canada)		36,000	37,080
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)		165,000	161,288
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		120,000	107,400
Mercer International, Inc. 144A sr. unsec. notes 7.375%, 1/15/25 (Canada)		55,000	54,863
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)		40,000	39,704
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 6.25%, 11/15/22 (Canada)		75,000	62,813
Novelis Corp. 144A company guaranty sr. unsec. bonds 5.875%, 9/30/26		430,000	380,550
Novelis Corp. 144A company guaranty sr. unsec. notes 6.25%, 8/15/24		175,000	164,500
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		150,000	150,352
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		727,000	661,843
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23		300,000	306,893
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26		240,000	218,400
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25		285,000	263,981
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		570,000	531,335
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22		270,000	261,363
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec. unsub. notes 7.50%, 11/20/25 (Ireland)		210,000	244,125
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes 8.00%, 10/1/26 (Netherlands)		150,000	141,000
Steel Dynamics, Inc. company guaranty sr. unsec. notes 5.00%, 12/15/26		85,000	80,538
Steel Dynamics, Inc. company guaranty sr. unsec. notes 4.125%, 9/15/25		75,000	68,906
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 10/1/24		165,000	163,350
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 4/15/23		13,000	12,821
Syngenta Finance NV 144A company guaranty sr. unsec. unsub. notes 5.182%, 4/24/28 (Switzerland)		255,000	236,474
Syngenta Finance NV 144A company guaranty sr. unsec. unsub. notes 4.892%, 4/24/25 (Switzerland)		255,000	241,115
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes 3.75%, 2/1/23 (Canada)		90,000	85,725
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes 8.50%, 6/1/24 (Canada)		35,000	37,888
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25		295,000	275,825
TopBuild Corp. 144A company guaranty sr. unsec. notes 5.625%, 5/1/26		275,000	251,625
Tronox Finance PLC 144A company guaranty sr. unsec. notes 5.75%, 10/1/25 (United Kingdom)		100,000	81,000
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes 6.375%, 6/1/24		290,000	266,800
Univar USA, Inc. 144A company guaranty sr. unsec. notes 6.75%, 7/15/23		180,000	178,200
USG Corp. 144A company guaranty sr. unsec. bonds 4.875%, 6/1/27		290,000	292,175
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25		170,000	171,275
Westlake Chemical Corp. company guaranty sr. unsec. unsub. bonds 4.375%, 11/15/47		993,000	832,142
Westlake Chemical Corp. company guaranty sr. unsec. unsub. notes 3.60%, 8/15/26		1,452,000	1,331,317
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30		690,000	876,017
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31		245,000	312,855
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32(R)		405,000	495,249
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5.625%, 10/1/24		210,000	208,950
Zekelman Industries, Inc. 144A company guaranty sr. notes 9.875%, 6/15/23		190,000	199,975

			24,238,616
Capital goods (0.7%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		350,000	311,500
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7.75%, 11/15/19		66,000	67,155
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23 (Luxembourg)(PIK)		209,138	177,767
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)		405,000	401,963
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%, 6/15/23 (Canada)		95,000	97,256
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22		57,000	56,715
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23		220,000	217,591
Berry Global, Inc. 144A notes 4.50%, 2/15/26		65,000	59,475
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19		240,000	243,823
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		95,000	97,613
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)		470,000	442,975
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6.875%, 12/15/20		315,000	320,119
Covanta Holding Corp. sr. unsec. notes 6.00%, 1/1/27		110,000	98,450
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A company guaranty sr. unsec. notes 4.75%, 2/1/26		130,000	122,525
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26		150,000	159,750
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22		510,000	499,144
Gates Global, LLC/Gates Global Co. 144A company guaranty sr. unsec. notes 6.00%, 7/15/22		196,000	190,365
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.60%, 11/15/42		290,000	275,269
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22		245,000	236,064
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%, 3/1/23 (Canada)		135,000	118,800
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec. notes 8.00%, 5/15/22		385,000	391,256
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47		315,000	299,027
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)		405,000	352,350
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64		515,000	478,657
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47		840,000	777,167
L3 Technologies, Inc. company guaranty sr. unsec. bonds 3.85%, 12/15/26		894,000	865,443
L3 Technologies, Inc. company guaranty sr. unsec. notes 4.40%, 6/15/28		505,000	504,888
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4.875%, 3/15/23		205,000	198,850
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28		1,165,000	1,086,947
Oshkosh Corp. company guaranty sr. unsec. sub. notes 5.375%, 3/1/25		340,000	339,150
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28		900,000	885,375
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27		140,000	133,000
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40		135,000	150,788
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22		1,245,000	1,213,262
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25		405,000	367,538
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28		905,000	905,577
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes 6.125%, 11/1/26		155,000	152,675
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26		400,000	394,000
Tennant Co. company guaranty sr. unsec. unsub. notes 5.625%, 5/1/25		200,000	188,500
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)		305,000	260,775
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.50%, 5/15/25		85,000	81,175
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26		365,000	339,450
TransDigm, Inc. company guaranty sr. unsec. unsub. notes 6.50%, 7/15/24		127,000	123,508
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25		170,000	151,300
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20		2,360,000	2,315,957
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24		210,000	193,200
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%, 2/15/22(PIK)		95,000	87,400
Wabash National Corp. 144A company guaranty sr. unsec. notes 5.50%, 10/1/25		345,000	295,406
Waste Management, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 6/30/20		335,000	342,812
ZF North America Capital, Inc. 144A company guaranty sr. unsec. unsub. notes 4.50%, 4/29/22		156,000	152,383

			18,222,135
Communication services (1.4%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27(R)		1,620,000	1,466,484
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27(R)		990,000	928,730
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28		2,535,000	2,437,595
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		765,000	679,239
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25		765,000	720,364
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20		40,000	40,500
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26		125,000	120,156
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. notes 5.875%, 4/1/24		330,000	328,350
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.75%, 2/15/26		760,000	744,800
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 5.125%, 5/1/23		199,000	193,528
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45		1,434,000	1,474,064
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25		480,000	477,293
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47		158,000	143,175
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52		334,000	299,761
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49		138,000	123,656
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47		1,144,000	1,022,568
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27		540,000	482,701
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35		110,000	130,236
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.375%, 2/15/25		945,000	925,560
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26		405,000	387,510
CommScope Technologies, LLC 144A company guaranty sr. unsec. unsub. notes 5.00%, 3/15/27		465,000	376,650
CommScope Technologies, LLC 144A sr. unsec. notes 6.00%, 6/15/25		195,000	177,450
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27		435,000	401,051
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28(R)		530,000	501,534
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27(R)		697,000	646,147
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22(R)		135,000	138,923
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26(R)		670,000	633,883
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24		470,000	430,638
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21		338,000	348,140
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25		200,000	203,000
CSC Holdings, LLC 144A sr. unsec. notes 7.50%, 4/1/28		240,000	239,400
CSC Holdings, LLC 144A sr. unsec. notes 5.125%, 12/15/21		400,000	392,000
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23		455,000	489,694
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)		435,000	567,361
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%, 3/1/23 (Jamaica)		200,000	156,750
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24		715,000	575,575
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27(R)		375,000	366,563
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26(R)		75,000	75,563
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25		190,000	118,266
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22		205,000	142,475
Frontier Communications Corp. 144A company guaranty notes 8.50%, 4/1/26		335,000	293,125
Intelsat Connect Finance SA 144A company guaranty sr. unsec. notes 9.50%, 2/15/23 (Luxembourg)		570,000	490,200
Intelsat Jackson Holdings SA 144A company guaranty sr. notes 8.00%, 2/15/24 (Bermuda)		10,000	10,300
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25 (Bermuda)		495,000	496,238
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%, 10/1/30 (Netherlands)		185,000	239,482
NBCUniversal Media, LLC company guaranty sr. unsec. unsub. notes 5.15%, 4/30/20		835,000	857,228
NBCUniversal Media, LLC company guaranty sr. unsec. unsub. notes 4.375%, 4/1/21		1,420,000	1,455,469
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)		53,000	53,265
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)		510,000	503,257
SFR Group SA 144A company guaranty sr. notes 7.375%, 5/1/26 (France)		230,000	211,025
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28		352,000	332,640
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		67,000	68,508
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23		318,000	326,348
Sprint Corp. company guaranty sr. unsec. sub. notes 7.25%, 9/15/21		465,000	475,928
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC 144A company guaranty sr. notes 3.36%, 9/20/21		721,876	712,852
T-Mobile USA, Inc. company guaranty sr. unsec. notes 6.375%, 3/1/25		570,000	575,700
T-Mobile USA, Inc. company guaranty sr. unsec. notes 6.00%, 3/1/23		50,000	50,237
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27		40,000	38,600
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22		75,000	73,125
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28		230,000	208,150
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 2/1/26		95,000	87,163
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28		400,000	489,638
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)		1,835,000	1,619,605
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34		815,000	785,490
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28		1,625,000	1,631,678
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%, 7/15/22 (Canada)		340,000	340,000
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)		765,000	722,925
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28 (United Kingdom)		695,000	674,198

			33,929,707
Conglomerates (0.2%)
Siemens Financieringsmaatschappij NV 144A company guaranty sr. unsec. notes 2.20%, 3/16/20 (Netherlands)		4,075,000	4,026,516

			4,026,516
Consumer cyclicals (1.8%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes 7.75%, 1/20/24		350,000	411,531
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 7.75%, 12/1/45		1,425,000	2,092,187
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)		380,000	354,022
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27		1,555,000	1,501,324
AMC Entertainment Holdings, Inc. company guaranty sr. unsec. notes 6.125%, 5/15/27		290,000	247,950
AMC Entertainment Holdings, Inc. company guaranty sr. unsec. sub. notes 5.875%, 11/15/26		225,000	192,938
AMC Entertainment Holdings, Inc. company guaranty sr. unsec. sub. notes 5.75%, 6/15/25		95,000	83,600
American Builders & Contractors Supply Co., Inc. 144A company guaranty sr. unsec. notes 5.875%, 5/15/26		65,000	61,588
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 5.75%, 12/15/23		125,000	123,750
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 2/1/20		908,000	926,920
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.95%, 8/14/28		536,000	522,611
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.40%, 8/13/21		225,000	224,068
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 2.80%, 4/11/26		420,000	385,009
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 2.00%, 4/11/21		1,132,000	1,097,932
Boyd Gaming Corp. company guaranty sr. unsec. notes 6.00%, 8/15/26		105,000	98,175
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes 6.875%, 5/15/23		110,000	111,100
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes 6.375%, 4/1/26		75,000	72,563
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.125%, 7/1/22 (Canada)		184,000	174,340
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		215,000	210,700
CBS Corp. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27		376,000	333,385
CBS Corp. company guaranty sr. unsec. unsub. notes 4.60%, 1/15/45		463,000	411,286
CBS Corp. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26		152,000	147,261
CBS Radio, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/1/24		530,000	492,900
Cinemark USA, Inc. company guaranty sr. unsec. notes 5.125%, 12/15/22		99,000	97,515
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 4.875%, 6/1/23		53,000	50,880
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/22		420,000	420,000
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		550,000	493,625
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr. unsec. notes 5.25%, 10/15/25		360,000	309,600
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26		40,000	37,800
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		190,000	182,400
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23		510,000	498,307
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		1,680,000	1,567,528
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes 7.00%, 8/1/23		70,000	71,925
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26		1,146,000	1,020,863
Gartner, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/25		140,000	135,888
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26		1,559,000	1,399,704
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25		288,000	272,915
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25		170,000	159,021
Gray Escrow, Inc. 144A sr. unsec. notes 7.00%, 5/15/27		370,000	360,073
Gray Television, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/26		180,000	167,814
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		150,000	140,625
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27		1,565,000	1,467,188
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		795,000	786,664
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		445,000	418,300
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		893,000	914,414
iHeartCommunications, Inc. company guaranty sr. notes 9.00%, 12/15/19 (In default)(NON)		117,000	78,390
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)		370,000	361,194
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)		1,460,000	1,441,750
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%, 3/1/26 (United Kingdom)		55,000	51,563
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28		2,404,000	2,372,637
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28(R)		110,000	97,075
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes 4.875%, 9/15/27(R)		370,000	321,900
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company guaranty notes 10.25%, 11/15/22		495,000	524,700
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company guaranty sr. notes 6.75%, 11/15/21		350,000	353,500
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		85,000	87,550
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		135,000	114,075
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes 4.625%, 12/15/25		155,000	135,625
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27		1,489,000	1,360,144
Lennar Corp. company guaranty sr. unsec. sub. notes 5.875%, 11/15/24		55,000	55,000
Lions Gate Capital Holdings, LLC 144A company guaranty sr. unsec. notes 5.875%, 11/1/24		245,000	241,938
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24		145,000	137,750
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		190,000	185,725
Mattamy Group Corp. 144A sr. unsec. notes 6.875%, 12/15/23 (Canada)		150,000	140,063
Mattamy Group Corp. 144A sr. unsec. notes 6.50%, 10/1/25 (Canada)		85,000	77,244
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26		335,000	327,463
MGM Resorts International company guaranty sr. unsec. notes 6.75%, 10/1/20		230,000	236,325
MGM Resorts International company guaranty sr. unsec. unsub. notes 8.625%, 2/1/19		70,000	70,088
MGM Resorts International company guaranty sr. unsec. unsub. notes 6.625%, 12/15/21		175,000	179,156
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25		480,000	463,200
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7.125%, 6/1/28		125,000	86,250
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/15/21(PIK)		164,588	69,127
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub. notes 8.00%, 10/15/21		60,000	24,750
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec. notes 5.625%, 8/1/24		290,000	271,150
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)		140,000	130,900
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. sub. notes 5.00%, 4/15/22		405,000	386,775
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26		1,225,000	1,172,408
Outfront Media Capital, LLC/Outfront Media Capital Corp. company guaranty sr. unsec. sub. notes 5.875%, 3/15/25		95,000	93,338
Outfront Media Capital, LLC/Outfront Media Capital Corp. company guaranty sr. unsec. sub. notes 5.625%, 2/15/24		87,000	86,130
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		170,000	152,150
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5.75%, 10/1/22		127,000	126,683
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5.50%, 5/15/26		135,000	125,550
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5.375%, 12/1/24		110,000	102,988
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23		95,000	55,338
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32		263,000	272,205
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 3/1/26		400,000	385,001
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24		195,000	188,437
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes 6.25%, 5/15/26		325,000	313,625
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 6.125%, 8/15/21		300,000	291,000
S&P Global, Inc. company guaranty sr. unsec. unsub. notes 4.40%, 2/15/26		490,000	505,553
S&P Global, Inc. company guaranty sr. unsec. unsub. notes 2.95%, 1/22/27		800,000	752,546
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23		165,000	164,175
Scientific Games International, Inc. company guaranty sr. unsec. notes 10.00%, 12/1/22		770,000	781,550
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 8/1/24		385,000	360,938
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes 6.00%, 7/15/24		140,000	140,350
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27		1,470,000	1,343,213
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27		320,000	301,600
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 4.875%, 7/31/24		400,000	377,000
Spectrum Brands, Inc. company guaranty sr. unsec. notes 5.75%, 7/15/25		95,000	90,222
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes 6.625%, 11/15/22		4,000	4,065
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6.125%, 12/15/24		70,000	67,375
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24		310,000	291,013
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		1,245,000	1,089,375
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		20,000	16,800
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25		205,000	191,675
Warner Media, LLC company guaranty sr. unsec. unsub. bonds 3.80%, 2/15/27		1,250,000	1,172,879
Warner Media, LLC company guaranty sr. unsec. unsub. bonds 2.95%, 7/15/26		594,000	531,056
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes 6.50%, 4/1/23		40,000	36,800
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24		225,000	200,813
Tribune Media Co. company guaranty sr. unsec. notes 5.875%, 7/15/22		105,000	105,525
Univision Communications, Inc. 144A company guaranty sr. sub. notes 5.125%, 2/15/25		260,000	228,150
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21		430,000	436,306
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21		165,000	163,372
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes 6.00%, 2/1/23		173,000	161,755
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25		340,000	303,450
WMG Acquisition Corp. 144A company guaranty sr. notes 5.00%, 8/1/23		185,000	179,913
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes 5.50%, 4/15/26		70,000	66,850
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 9/1/26		155,000	143,375
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec. notes 5.375%, 4/15/26		190,000	182,400
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27		480,000	422,400

			45,810,543
Consumer staples (0.7%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 5.00%, 10/15/25 (Canada)		295,000	268,450
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 4.625%, 1/15/22 (Canada)		65,000	62,725
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. sub. notes 4.25%, 5/15/24 (Canada)		205,000	188,600
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19		10,000	10,335
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26		1,043,000	986,207
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 2.50%, 7/15/22		495,000	472,621
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		280,000	268,100
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,430,000	1,287,000
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25		395,000	336,738
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes 8.00%, 2/15/22		215,000	188,125
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		430,000	393,746
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		33,693	35,960
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		308,332	303,942
Dean Foods Co. 144A company guaranty sr. unsec. notes 6.50%, 3/15/23		120,000	96,600
Diageo Investment Corp. company guaranty sr. unsec. notes 8.00%, 9/15/22		165,000	190,799
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45		550,000	517,429
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37		509,000	632,825
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		462,000	505,100
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23		185,000	133,200
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/1/25		315,000	302,400
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		330,000	311,025
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		310,000	283,650
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. notes 4.597%, 5/25/28		2,219,000	2,191,540
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 5.25%, 6/1/26		190,000	183,825
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 5.00%, 6/1/24		190,000	183,350
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		140,000	130,200
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds 4.375%, 6/1/46		580,000	477,819
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.82%), 3.438%, 8/10/22		1,045,000	1,019,481
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26		1,285,000	1,233,600
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24		60,000	58,350
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		340,000	311,950
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		205,000	187,063
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29		115,000	113,419
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28		150,000	145,755
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26		1,615,000	1,578,371
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46		190,000	168,629
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes 6.125%, 4/1/23		365,000	288,350
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26		80,000	75,271
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes 3.30%, 11/18/21		505,000	502,048

			16,624,598
Energy (1.8%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)		60,000	59,850
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company guaranty sr. unsec. notes 7.875%, 12/15/24		520,000	322,400
Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19		215,000	217,999
Antero Resources Corp. company guaranty sr. unsec. notes 5.625%, 6/1/23		55,000	52,250
Antero Resources Corp. company guaranty sr. unsec. sub. notes 5.375%, 11/1/21		90,000	86,850
Antero Resources Corp. company guaranty sr. unsec. sub. notes 5.125%, 12/1/22		185,000	173,900
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22		200,000	195,884
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26		325,000	315,250
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr. unsec. notes 10.00%, 4/1/22		88,000	90,006
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr. unsec. notes 7.00%, 11/1/26		135,000	122,175
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes 5.625%, 6/1/24 (Canada)		110,000	95,150
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26		695,000	653,530
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28		77,000	77,265
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)		875,000	832,831
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 2.315%, 2/13/20 (United Kingdom)		310,000	307,075
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 2.161%, 9/19/19 (United Kingdom)		535,000	530,230
California Resources Corp. company guaranty sr. unsec. sub. notes 5.00%, 1/15/20		165,000	145,200
California Resources Corp. 144A company guaranty notes 8.00%, 12/15/22		180,000	121,950
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.875%, 3/31/25		465,000	462,675
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27		810,000	764,680
Chesapeake Energy Corp. company guaranty sr. unsec. notes 8.00%, 6/15/27		90,000	75,600
Chesapeake Energy Corp. company guaranty sr. unsec. notes 8.00%, 1/15/25		180,000	158,850
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5.75%, 3/15/23		40,000	34,500
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19		1,110,000	1,104,006
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26		330,000	278,850
Concho Resources, Inc. company guaranty sr. unsec. notes 3.75%, 10/1/27		1,239,000	1,166,350
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44		170,000	150,462
Continental Resources, Inc. company guaranty sr. unsec. notes 3.80%, 6/1/24		115,000	108,867
Continental Resources, Inc. company guaranty sr. unsec. sub. notes 5.00%, 9/15/22		40,000	39,716
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25		355,000	305,300
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.625%, 10/15/25		240,000	216,000
DCP Midstream Operating LP company guaranty sr. unsec. unsub. notes 5.375%, 7/15/25		105,000	102,638
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37		135,000	132,975
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6.375%, 8/15/21		140,000	101,850
Denbury Resources, Inc. 144A company guaranty notes 9.00%, 5/15/21		212,000	197,160
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24		110,000	88,550
Diamondback Energy, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 5/31/25		370,000	360,750
Diamondback Energy, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 11/1/24		100,000	96,500
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28		365,000	372,300
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 5.50%, 1/30/26		125,000	127,188
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%, perpetual maturity		1,545,000	1,274,625
Energy Transfer Partners LP sr. unsec. unsub. bonds 6.125%, 12/15/45		185,000	180,929
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42		185,000	185,966
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22		480,000	491,046
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)		180,000	133,200
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26		105,000	107,769
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23		915,000	879,039
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. sub. notes 9.375%, 5/1/20		168,000	126,000
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty notes 9.375%, 5/1/24		239,000	106,355
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty notes 8.00%, 2/15/25		150,000	61,875
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty sr. notes 8.00%, 11/29/24		60,000	44,700
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty sr. notes 7.75%, 5/15/26		215,000	190,275
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27		800,000	689,665
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)		235,000	258,683
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21		2,830,000	2,789,253
FTS International, Inc. company guaranty sr. notes 6.25%, 5/1/22		135,000	119,475
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31		175,000	189,358
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26		420,000	406,350
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 8/1/24		440,000	426,800
Indigo Natural Resources, LLC 144A sr. unsec. notes 6.875%, 2/15/26		270,000	232,200
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes 5.875%, 5/1/26		265,000	246,450
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563%, 4/24/23 (Russia)		200,000	197,250
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41		170,000	183,386
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%, 3/31/24 (Canada)		40,000	38,200
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 1/30/23 (Canada)		70,000	66,150
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)		145,000	147,175
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20		214,000	217,750
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25		350,000	264,974
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.50%, 1/15/23		35,000	27,780
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22		185,000	187,313
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26		70,000	68,600
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23		110,000	104,500
Noble Holding International, Ltd. company guaranty sr. unsec. unsub. notes 7.75%, 1/15/24		145,000	109,838
Noble Holding International, Ltd. 144A company guaranty sr. unsec. notes 7.875%, 2/1/26		140,000	119,350
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes 6.875%, 1/15/23		55,000	51,150
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/22		152,000	143,260
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26		215,000	181,675
Occidental Petroleum Corp. sr. unsec. unsub. bonds 4.40%, 4/15/46		1,095,000	1,065,379
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)		200,000	196,872
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 7.375%, 1/17/27 (Brazil)		3,697,000	3,798,668
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 7.25%, 3/17/44 (Brazil)		264,000	260,040
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)		2,177,000	2,204,213
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.125%, 1/17/22 (Brazil)		826,000	845,618
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)		380,000	357,200
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)		114,000	108,870
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default)(NON)		3,000	446
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6.00%, 11/15/26 (Venezuela) (In default)(NON)		575,000	84,813
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.375%, 1/23/45 (Mexico)		559,000	449,849
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 5.50%, 1/21/21 (Mexico)		1,250,000	1,248,891
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4.875%, 1/18/24 (Mexico)		220,000	205,040
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)		175,000	150,500
Range Resources Corp. company guaranty sr. unsec. sub. notes 5.75%, 6/1/21		225,000	217,688
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23		57,000	57,019
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. sub. notes 5.625%, 11/15/23		35,000	31,850
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28		525,000	502,172
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24		155,000	161,720
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27		508,000	509,697
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24		305,000	242,475
SESI, LLC company guaranty sr. unsec. unsub. notes 7.125%, 12/15/21		95,000	80,750
Seventy Seven Energy, Inc. escrow sr. unsec. notes 6.50%, 7/15/22(F)		65,000	7
Seventy Seven Operating, LLC escrow company guaranty sr. unsec. unsub. notes 6.625%, 11/15/19(F)		130,000	13
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)		1,240,000	1,189,354
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.125%, 5/11/20 (Netherlands)		1,590,000	1,573,920
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27		85,000	75,225
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24		100,000	87,000
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26		140,000	125,300
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22		124,000	117,180
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26		425,000	397,542
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%, 11/8/20 (Norway)		710,000	707,377
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. bonds 5.50%, 1/15/28		190,000	182,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27		95,000	89,063
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28		865,000	782,825
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)		640,000	552,400
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)		170,000	164,050
Transocean, Inc. company guaranty sr. unsec. unsub. bonds 7.50%, 4/15/31		115,000	87,113
Transocean, Inc. 144A company guaranty sr. unsec. notes 9.00%, 7/15/23		55,000	54,725
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes 6.625%, 2/15/25 (Canada)		375,000	378,188
USA Compression Partners LP/USA Compression Finance Corp. 144A sr. unsec. notes 6.875%, 4/1/26		195,000	187,200
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes 5.625%, 3/15/25 (Canada)		125,000	117,188
Weatherford International, Ltd. company guaranty sr. unsec. sub. notes 9.875%, 2/15/24		196,000	119,560
Weatherford International, Ltd. company guaranty sr. unsec. unsub. notes 8.25%, 6/15/23		55,000	33,000
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26		200,000	171,500
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32		230,000	299,220
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31		7,000	8,456
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24		779,000	770,742
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23		155,000	161,975
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26		160,000	144,800
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22		58,000	56,405

			43,507,424
Financials (5.3%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%, 6/4/20 (Netherlands)		830,000	818,248
AIG Global Funding 144A sr. notes 2.15%, 7/2/20		660,000	650,215
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28		1,040,000	982,315
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27		1,630,000	1,457,843
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5.375%, 8/1/22		130,000	126,750
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes 8.25%, 8/1/23		115,000	113,275
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31		337,000	374,070
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.00%, 3/15/20		70,000	72,450
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25		810,000	805,950
American Express Co. sr. unsec. bonds 8.125%, 5/20/19		865,000	881,356
American International Group, Inc. jr. unsec. sub. FRB 8.175%, 5/15/58		414,000	471,960
ANZ New Zealand Int'l, Ltd./London 144A company guaranty sr. unsec. notes 2.875%, 1/25/22 (United Kingdom)		1,735,000	1,697,783
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes Ser. MTN, 2.125%, 8/19/20 (Australia)		1,105,000	1,087,148
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)		200,000	196,250
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual maturity (France)		370,000	364,450
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)		600,000	558,572
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)		600,000	595,098
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity		478,000	473,220
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity		60,000	60,750
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN, 3.248%, 10/21/27		2,720,000	2,517,755
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN, 2.151%, 11/9/20		295,000	289,708
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month + 0.76%), 3.548%, 9/15/26		125,000	113,702
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37		1,722,000	1,906,834
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%, 4/13/21 (Canada)		775,000	774,611
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)		125,000	115,750
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%, 3/7/22 (Canada)		210,000	205,409
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%, 10/21/20 (Canada)		1,070,000	1,056,033
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub. notes 2.20%, 7/20/20 (France)		1,250,000	1,227,568
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43		190,000	190,570
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.25%, 1/15/21		1,318,000	1,351,889
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21		330,000	332,652
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)		310,000	311,161
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)		1,290,000	1,248,398
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23(R)		390,000	408,724
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19		395,000	406,629
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22		531,000	563,016
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25		215,000	206,857
CBRE Services, Inc. company guaranty sr. unsec. notes 5.25%, 3/15/25		240,000	250,013
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 4.875%, 3/1/26		370,000	379,360
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		63,000	61,740
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		589,000	575,748
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		68,000	67,065
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20		640,000	639,187
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28		580,000	547,555
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20		1,205,000	1,188,980
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28		3,360,000	3,242,094
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46		445,000	411,384
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27		520,000	501,185
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26		400,000	394,776
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20		1,450,000	1,434,477
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		240,000	228,600
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)		1,285,000	1,215,973
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%, 3/10/20 (Australia)		1,530,000	1,516,512
Commonwealth Bank of Australia 144A unsec. notes 2.20%, 11/9/20 (Australia)		1,690,000	1,656,094
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub. bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)		760,000	837,149
Credit Acceptance Corp. company guaranty sr. unsec. notes 7.375%, 3/15/23		70,000	71,400
Credit Acceptance Corp. company guaranty sr. unsec. notes 6.125%, 2/15/21		179,000	178,553
Credit Agricole SA 144A unsec.sub. FRN 4.00%, 1/10/33 (France)		560,000	511,293
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)		631,000	595,506
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)		955,000	888,447
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)		1,620,000	1,552,197
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28(R)		1,140,000	1,135,102
Digital Realty Trust LP company guaranty sr. unsec. notes 3.40%, 10/1/20(R)		605,000	603,068
DNB Bank ASA 144A sr. unsec. notes 2.125%, 10/2/20 (Norway)		550,000	539,164
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		125,000	150,563
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes 5.25%, 5/1/25(R)		220,000	204,600
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%, 4/17/28 (Canada)		2,055,000	1,974,620
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24		245,000	244,675
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity		151,000	131,181
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23		445,000	456,298
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25		195,000	166,725
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		265,000	227,238
GE Capital International Funding Co. Unlimited Co. company guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)		1,140,000	1,012,670
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25		195,000	193,538
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26		125,000	123,626
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%, 11/1/22 (Canada)		165,000	167,063
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29		1,840,000	1,770,795
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27		2,755,000	2,591,484
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 12/27/20		2,580,000	2,531,702
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.55%, 10/23/19		1,015,000	1,008,588
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37		164,000	185,962
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5.125%, 4/15/22		205,000	213,742
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30(R)		1,047,000	958,580
Hospitality Properties Trust sr. unsec. unsub. notes 4.50%, 3/15/25(R)		55,000	53,568
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT, 5.625%, 8/15/35 (United Kingdom)		250,000	273,177
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24		290,000	285,462
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26		255,000	230,138
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23		745,000	750,705
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20		785,000	777,397
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24		150,000	148,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 2/1/22		145,000	143,188
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.00%, 8/1/20		67,000	66,916
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.875%, 2/1/22		127,000	124,460
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)		2,130,000	2,227,100
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22		110,000	113,438
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22(R)		95,000	91,913
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22(R)		100,000	93,490
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity		278,000	276,263
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%, perpetual maturity		1,305,000	1,288,688
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48		3,028,000	2,680,270
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27		3,080,000	2,866,149
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT, 3.086%, 4/26/21		3,045,000	3,037,120
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44		340,000	334,896
KKR Group Finance Co., LLC 144A company guaranty sr. unsec. unsub. notes 6.375%, 9/29/20		725,000	757,939
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.80%, 3/15/37		621,000	676,890
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48 (United Kingdom)		436,000	344,053
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24 (United Kingdom)		470,000	453,844
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/25		340,000	318,750
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%, 7/29/20 (Australia)		595,000	589,523
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%, 8/13/19 (Australia)		1,215,000	1,247,143
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT, 2.05%, 8/17/20		1,155,000	1,132,240
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37		300,000	339,750
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21		140,000	144,456
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19		378,000	374,222
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23		130,000	127,982
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19		644,500	640,411
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24(R)		95,000	94,050
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28(R)		90,000	78,750
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23(R)		300,000	306,080
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%, 7/26/21 (Japan)		1,260,000	1,264,596
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)		575,000	572,110
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47		965,000	913,314
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27		3,065,000	2,912,969
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20		1,050,000	1,042,119
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.69%), 3.457%, 12/9/19 (Australia)		1,570,000	1,574,811
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%, 1/10/22 (Australia)		450,000	441,112
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%, 5/22/20 (Australia)		1,565,000	1,543,387
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%, 1/12/21 (Australia)		810,000	799,361
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		270,000	263,250
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45		405,000	357,363
Nordea Bank AB 144A sr. unsec. notes 2.50%, 9/17/20 (Finland)		1,300,000	1,281,989
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%, 5/27/21 (Finland)		815,000	793,477
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes 7.00%, 10/15/33		520,000	619,267
Peachtree Corners Funding Trust 144A company guaranty sr. unsec. unsub. bonds 3.976%, 2/15/25		995,000	965,166
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20		700,000	688,789
Protective Life Global Funding 144A notes 2.262%, 4/8/20		665,000	657,698
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25		285,000	256,500
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43		117,000	115,391
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44		360,000	337,500
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22		800,000	772,320
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%, 3/2/20 (Canada)		1,575,000	1,558,749
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)		615,000	633,086
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%, perpetual maturity (United Kingdom)		202,000	199,980
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)		565,000	538,763
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)		635,000	598,321
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23 (United Kingdom)		685,000	671,663
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%, 3/11/20 (Sweden)		5,355,000	5,300,952
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26		105,000	93,713
Springleaf Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25		210,000	187,950
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19		85,000	85,202
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25(R)		255,000	229,500
Svenska Handelsbanken AB company guaranty sr. unsec. notes 1.95%, 9/8/20 (Sweden)		1,370,000	1,339,761
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42		385,000	375,152
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 11.125%, 4/1/23		220,000	177,034
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)		1,051,000	995,222
Travelport Corporate Finance PLC 144A company guaranty sr. notes 6.00%, 3/15/26 (United Kingdom)		370,000	373,700
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21		2,085,000	2,086,193
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20 (United Kingdom)		1,500,000	1,477,937
UBS Group Funding (Switzerland) AG 144A company guaranty sr. unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)		2,320,000	2,245,472
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)		595,000	587,736
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		581,000	557,278
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		235,000	215,754
VEREIT Operating Partnership LP company guaranty sr. unsec. unsub. bonds 4.875%, 6/1/26(R)		195,000	194,676
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia)		700,000	696,500
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26		65,000	63,050
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23		200,000	195,500
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity		455,000	449,313
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20		1,600,000	1,584,491
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%, 11/19/19 (Australia)		485,000	492,931
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%, 3/6/20 (Australia)		3,115,000	3,081,600
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%, 8/19/21 (Australia)		550,000	532,208
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes 7.875%, 5/1/25		405,000	359,438
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24(R)		210,000	212,022

			130,603,498
Health care (1.5%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25		296,000	283,919
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		945,000	936,031
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		410,000	342,350
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%, 3/15/22 (Luxembourg)		236,000	232,234
Allergan Funding SCS company guaranty sr. unsec. unsub. notes 3.80%, 3/15/25 (Luxembourg)		640,000	624,783
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		552,000	520,088
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		730,000	732,309
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		794,000	721,508
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		260,000	137,800
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37 (United Kingdom)		422,000	504,320
Bausch Health Cos., Inc. company guaranty sr. unsec. notes Ser. REGS, 4.50%, 5/15/23	EUR	235,000	253,939
Bausch Health Cos., Inc. 144A company guaranty sr. notes 5.50%, 11/1/25		$70,000	65,275
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 9.00%, 12/15/25		195,000	194,025
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25		310,000	270,475
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.875%, 5/15/23		114,000	105,450
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.625%, 12/1/21		8,000	7,880
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes 7.00%, 3/15/24		265,000	267,650
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes 6.50%, 3/15/22		90,000	90,450
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds 4.669%, 6/6/47		1,406,000	1,322,420
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds 3.70%, 6/6/27		1,207,000	1,141,626
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		975,000	977,554
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21		265,000	247,113
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		230,000	235,463
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		155,000	153,063
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		105,000	102,113
CHS/Community Health Systems, Inc. company guaranty sr. notes 6.25%, 3/31/23		545,000	495,296
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6.875%, 2/1/22		500,000	227,500
CHS/Community Health Systems, Inc. 144A company guaranty sub. notes 8.125%, 6/30/24		325,000	237,250
Cigna Corp. 144A sr. unsub. notes 3.75%, 7/15/23		1,463,000	1,458,128
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21		490,000	500,674
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22		610,000	629,379
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48		1,071,000	1,041,665
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38		3,214,000	3,079,833
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28		2,133,000	2,170,490
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)		285,000	204,488
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5.375%, 1/15/23		85,000	64,175
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		210,000	208,425
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20		395,000	404,875
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47		750,000	710,626
HCA, Inc. company guaranty sr. unsec. unsub. notes 7.50%, 2/15/22		34,000	36,040
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC 144A company guaranty sr. unsec. notes 6.375%, 8/1/23		155,000	148,335
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub. notes 12.50%, 11/1/21		125,000	133,750
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sr. unsec. unsub. notes 5.50%, 4/15/25 (Luxembourg)		105,000	72,713
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45		865,000	830,769
Molina Healthcare, Inc. company guaranty sr. unsec. notes 5.375%, 11/15/22		125,000	120,625
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes 4.875%, 6/15/25		50,000	45,625
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45		1,430,000	1,433,623
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.50%, 4/1/27(R)		880,000	841,500
Omega Healthcare Investors, Inc. company guaranty sr. unsec. unsub. notes 4.95%, 4/1/24(R)		354,000	359,256
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 6.625%, 5/15/22		170,000	153,000
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26		670,000	646,911
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19		1,315,000	1,302,311
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)		1,210,000	1,224,634
Service Corp. International sr. unsec. notes 5.375%, 1/15/22		123,000	123,308
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		310,000	291,400
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24		345,000	341,550
Shire Acquisitions Investments Ireland DAC company guaranty sr. unsec. unsub. notes 3.20%, 9/23/26 (Ireland)		830,000	752,724
Shire Acquisitions Investments Ireland DAC company guaranty sr. unsec. unsub. notes 2.875%, 9/23/23 (Ireland)		675,000	638,089
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23		90,000	86,175
Tenet Healthcare Corp. company guaranty sr. sub. notes 6.00%, 10/1/20		130,000	131,625
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22		140,000	140,350
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)		295,000	285,838
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)		200,000	192,643
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21		640,000	658,413
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42		550,000	526,537
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28		1,625,000	1,642,710
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.375%, 11/15/21		682,000	686,349
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23		545,000	533,721
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 9.25%, 4/1/26		240,000	240,000
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		215,000	208,013
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25		125,000	120,313
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26		85,000	82,025
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28		730,000	715,190

			37,648,707
Technology (1.4%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21		1,700,000	1,734,174
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26		670,000	609,094
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20		1,125,000	1,121,049
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47		1,680,000	1,674,140
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24		335,000	336,924
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19		2,865,000	2,858,998
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45		493,000	500,675
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43		600,000	568,180
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20		792,000	784,505
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19		223,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26		395,000	361,425
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27		967,000	867,500
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28		1,550,000	1,342,931
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26		660,000	615,240
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. notes 6.02%, 6/15/26		1,764,000	1,771,976
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24		250,000	254,375
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds 8.35%, 7/15/46		222,000	240,379
Energizer Gamma Acquisition, Inc. 144A company guaranty sr. unsec. notes 6.375%, 7/15/26		80,000	73,400
Fidelity National Information Services, Inc. sr. unsec. sub. notes Ser. 10Y, 4.25%, 5/15/28		500,000	496,708
Fidelity National Information Services, Inc. sr. unsec. unsub. notes 5.00%, 10/15/25		105,000	109,223
First Data Corp. 144A notes 5.75%, 1/15/24		385,000	375,375
First Data Corp. 144A sr. notes 5.375%, 8/15/23		160,000	157,200
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28		1,115,000	1,112,765
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22		850,000	801,969
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec. notes 8.625%, 11/15/24		321,000	250,380
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A company guaranty sr. unsec. notes 7.125%, 5/1/21(PIK)		500,000	486,250
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22		330,000	319,160
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20		55,000	55,165
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)		561,000	693,604
Microchip Technology, Inc. 144A company guaranty sr. notes 4.333%, 6/1/23		1,415,000	1,376,299
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26		2,165,000	2,018,532
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41		85,000	100,418
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19		555,000	558,568
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46		373,000	357,328
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21		2,030,000	1,972,078
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40		215,000	237,566
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26		1,255,000	1,163,086
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22		485,000	471,612
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19		2,295,000	2,284,164
Plantronics, Inc. 144A company guaranty sr. unsec. notes 5.50%, 5/31/23		165,000	153,450
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26		85,000	81,175
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28		1,310,000	1,316,922
Solera, LLC / Solera Finance, Inc. 144A sr. unsec. notes 10.50%, 3/1/24		125,000	133,125
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr. unsec. notes 6.75%, 6/1/25		455,000	420,875
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 5.625%, 10/1/25		415,000	385,950
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27		270,000	239,494
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26		1,465,000	1,270,888

			35,114,294
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44		480,000	445,118
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19		108,084	111,623
FedEx Corp. company guaranty sr. unsec. unsub. notes 2.625%, 8/1/22		95,000	92,347
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26		254,000	237,380
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24		450,000	444,051
United Airlines, Inc. Pass-Through Trust pass-through certificates Ser. 07-1, Class A, 6.636%, 7/2/22		78,022	81,213
United Airlines, Inc. Pass-Through Trust pass-through certificates Ser. 14-2, Class A, 3.75%, 9/3/26		281,976	278,473
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6.375%, 4/1/23		345,000	345,863

			2,036,068
Utilities and power (0.8%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25		830,000	823,775
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23		44,000	43,010
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23		105,000	102,375
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27		105,000	100,800
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28		1,130,000	1,148,215
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds 5.00%, 9/1/44		870,000	929,255
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42		80,000	81,614
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48		735,000	659,682
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds 6.125%, 4/1/36		152,000	181,946
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25		190,000	173,850
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26		145,000	132,313
Calpine Corp. 144A company guaranty sr. sub. notes 5.875%, 1/15/24		24,000	23,520
Colorado Interstate Gas Co., LLC company guaranty sr. unsec. notes 6.85%, 6/15/37		50,000	53,939
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36		133,000	156,809
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42		275,000	267,937
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A, 2.00%, 3/15/20		630,000	620,211
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27		980,000	914,846
Dynegy, Inc. company guaranty sr. unsec. unsub. notes 7.625%, 11/1/24		49,000	51,695
Dynegy, Inc. 144A company guaranty sr. unsec. notes 8.125%, 1/30/26		135,000	145,800
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub. notes 8.375%, 6/15/32		65,000	79,507
Electricite de France (EDF) 144A sr. unsec. notes 6.50%, 1/26/19 (France)		375,000	375,742
Emera US Finance LP company guaranty sr. unsec. notes 3.55%, 6/15/26		360,000	341,383
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)		830,000	820,723
Energy Transfer LP sr. sub. notes 5.875%, 1/15/24		1,484,000	1,509,970
Energy Transfer LP sr. sub. notes 5.50%, 6/1/27		105,000	102,375
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48		1,525,000	1,351,730
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27		6,000	5,815
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47		9,000	8,986
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45%, 7/15/44		1,190,000	1,292,760
GenOn Energy, Inc. sr. unsec. notes 9.875%, 10/15/20		102,000	39,038
GenOn Energy, Inc./NRG Americas, Inc. company guaranty sub. FRN (BBA LIBOR USD 3 Month + 6.50%), 9.392%, 12/1/23		22,113	21,671
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24		245,000	238,507
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44		123,000	117,576
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 3.50%, 3/1/21		599,000	597,441
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23		300,000	292,735
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes 3.15%, 1/15/23		1,374,000	1,335,166
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32		107,000	128,080
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29		400,000	500,269
Nevada Power Co. mtge. notes 7.125%, 3/15/19		265,000	267,020
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec. sub. FRB 4.80%, 12/1/77		450,000	375,188
NRG Energy, Inc. company guaranty sr. unsec. notes 7.25%, 5/15/26		175,000	182,219
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27		265,000	266,988
NRG Energy, Inc. company guaranty sr. unsec. notes 5.75%, 1/15/28		95,000	91,200
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)		450,000	434,658
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42		175,000	198,865
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22		170,000	174,141
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45		760,000	721,419
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.20%, 6/15/22		370,000	373,417
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.40%, 6/1/23		20,000	19,787
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40		160,000	190,703
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. escrow company guaranty sr. notes 11.50%, 10/1/20(F)		64,000	192
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26		295,000	283,895

			19,350,758

Total corporate bonds and notes (cost $426,014,593)			$411,112,864

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (11.1%)(a)
	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.1%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$213,213	$229,197
4.627%, 6/20/67	100,594	106,882
4.507%, 3/20/67	96,482	103,356
4.00%, with due dates from 3/15/46 to 3/20/46	852,641	877,014
3.50%, TBA, 1/1/49	1,000,000	1,006,797
3.50%, with due dates from 7/20/47 to 11/20/47	73,784,013	74,354,688

		76,677,934
U.S. Government Agency Mortgage Obligations (8.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	$21,244,733	$21,669,918
3.00%, 2/1/47	1,750,060	1,708,086
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 1/1/49	11,000,000	11,826,718
4.00%, 1/1/57	1,753,667	1,791,686
4.00%, TBA, 1/1/49	21,000,000	21,405,235
4.00%, 3/1/48(FWC)	5,975,520	6,095,730
4.00%, 8/1/47	8,249,697	8,423,392
3.50%, with due dates from 12/1/47 to 6/1/56	58,924,022	58,922,528
3.00%, TBA, 1/1/49	1,000,000	975,469
3.00%, with due dates from 12/1/31 to 3/1/47	56,004,706	55,188,699
3.00%, TBA, 1/1/34	10,000,000	9,981,250

		197,988,711

Total U.S. government and agency mortgage obligations (cost $278,941,863)		$274,666,645

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Bonds 3.125%, 5/15/48(i)	$316,000	$323,303

Total U.S. treasury obligations (cost $323,303)		$323,303

MORTGAGE-BACKED SECURITIES (3.0%)(a)
	Principal amount	Value
Agency collateralized mortgage obligations (0.5%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 4.206%, 10/25/27 (Bermuda)	$552,069	$549,309
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.856%, 8/25/28 (Bermuda)	718,000	714,410
Eagle RE, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 3.917%, 11/25/28	1,040,000	1,035,450
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 15.914%, 4/15/37	81,782	117,569
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 14.795%, 11/15/35	50,087	70,337
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%), 14.173%, 12/15/36	51,198	65,595
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 10.671%, 6/15/34	83,401	94,452
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 7.656%, 11/25/28	800,000	924,459
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 7.256%, 10/25/24	887,468	971,599
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2, (1 Month US LIBOR + 2.60%), 5.106%, 12/25/27	612,285	621,172
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2, (1 Month US LIBOR + 2.20%), 4.706%, 3/25/25	15,440	15,457
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%), 4.495%, 3/15/41	1,810,156	292,666
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2, (1 Month US LIBOR + 1.95%), 4.456%, 5/25/25	299,609	304,271
Ser. 3391, PO, zero %, 4/15/37	6,097	5,120
Ser. 3206, Class EO, PO, zero %, 8/15/36	3,367	2,885
Ser. 3326, Class WF, zero %, 10/15/35(WAC)	3,019	2,170
FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%), zero %, 2/15/36	7,039	5,342
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes FRB Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 8.056%, 7/25/28	580,000	686,105
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 24.863%, 7/25/36	27,908	45,476
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 15.01%, 6/25/37	71,479	98,798
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%), 12.731%, 8/25/35	32,668	40,626
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 12.353%, 12/25/35	34,020	42,001
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%), 10.878%, 11/25/34	15,542	17,556
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 8.506%, 9/25/28	600,000	683,747
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 7.406%, 11/25/24	454,990	507,639
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 5.406%, 7/25/24	533,316	556,279
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2, (1 Month US LIBOR + 2.60%), 5.106%, 5/25/24	346,000	362,186
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1, (1 Month US LIBOR + 1.35%), 3.856%, 1/25/29	36,261	36,305
Ser. 07-14, Class KO, PO, zero %, 3/25/37	20,700	17,082
Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,805	1,511
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,353	1,995
Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,966	3,263
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	2,208,667	472,103
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	441,367	97,277
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	101,390	12,692
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	95,974	19,195
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 3.58%, 6/20/43	1,868,737	339,762
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	3,894,767	427,645
Ser. 13-14, IO, 3.50%, 12/20/42	1,259,643	176,149
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,672,703	194,000
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,144,637	147,551
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,740,971	162,781
Ser. 16-H16, Class EI, IO, 2.209%, 6/20/66(WAC)	3,688,913	408,007
Ser. 15-H25, Class BI, IO, 2.12%, 10/20/65(WAC)	5,174,142	465,989
Ser. 15-H26, Class EI, IO, 1.72%, 10/20/65(WAC)	3,018,887	261,052
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,543	2,083
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 4.106%, 10/25/28 (Bermuda)	542,000	540,560

		12,619,678
Commercial mortgage-backed securities (1.6%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.211%, 1/15/49(WAC)	1,429,384	1,669
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.324%, 7/10/42(WAC)	22,747	—
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51(WAC)	2,361,283	24
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A FRB Ser. 04-5, Class XC, IO, 0.441%, 11/10/41(WAC)	235,642	572
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41(WAC)	11,111	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.27%, 3/11/39(WAC)	257,982	183,128
FRB Ser. 06-PW14, Class X1, IO, 0.314%, 12/11/38(WAC)	247,983	2,544
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO, 0.752%, 12/11/49(WAC)	24,557	2
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO, zero %, 11/15/44(WAC)	164,765	6
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.756%, 12/15/47(WAC)	254,000	264,086
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS, 4.026%, 5/10/47	580,000	599,552
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.80%, 9/10/45(WAC)	6,656,357	350,570
FRB Ser. 06-C5, Class XC, IO, 0.495%, 10/15/49(WAC)	6,116,427	61
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.731%, 7/15/47(WAC)	346,000	347,986
Ser. 13-CR11, Class AM, 4.715%, 8/10/50(WAC)	411,000	432,947
FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47(WAC)	1,104,000	1,075,656
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	937,277
FRB Ser. 14-CR19, Class XA, IO, 1.176%, 8/10/47(WAC)	8,685,997	333,699
FRB Ser. 14-CR18, Class XA, IO, 1.147%, 7/15/47(WAC)	6,295,936	229,235
FRB Ser. 14-CR16, Class XA, IO, 1.127%, 4/10/47(WAC)	1,894,320	82,376
FRB Ser. 13-CR11, Class XA, IO, 1.095%, 8/10/50(WAC)	6,564,475	251,098
FRB Ser. 14-UBS6, Class XA, IO, 0.954%, 12/10/47(WAC)	6,791,953	266,543
FRB Ser. 14-LC17, Class XA, IO, 0.892%, 10/10/47(WAC)	7,490,553	209,676
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.126%, 7/10/46(WAC)	1,106,000	1,128,293
FRB Ser. 06-C8, Class XS, IO, 0.44%, 12/10/46(WAC)	1,763,255	18
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.04%, 1/15/49(WAC)	4,298,950	43
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB Ser. 03-C3, Class AX, IO, 2.011%, 5/15/38(WAC)	99,538	708
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.296%, 4/15/50(WAC)	1,517,000	1,489,291
Ser. 15-C1, Class AS, 3.791%, 4/15/50(WAC)	1,048,000	1,067,547
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.796%, 4/15/50(WAC)	946,000	835,932
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.362%, 12/15/49(WAC)	1,226,000	1,198,722
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.338%, 8/10/44(WAC)	2,787,000	2,863,046
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1, Class XC, IO, 0.087%, 12/10/49(WAC)	10,005,033	9,119
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB Ser. 05-C1, Class X1, IO, 0.982%, 5/10/43(WAC)	64,126	1
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.996%, 1/10/47(WAC)	183,000	181,152
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47(WAC)	618,000	618,515
FRB Ser. 13-GC10, Class XA, IO, 1.518%, 2/10/46(WAC)	4,350,431	247,017
FRB Ser. 13-GC12, Class XA, IO, 1.436%, 6/10/46(WAC)	2,428,259	121,051
FRB Ser. 14-GC22, Class XA, IO, 0.99%, 6/10/47(WAC)	5,273,568	200,121
FRB Ser. 14-GC24, Class XA, IO, 0.804%, 9/10/47(WAC)	5,887,791	190,176
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.051%, 8/10/43(WAC)	851,000	864,698
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45(WAC)	60,000	58,447
FRB Ser. 11-GC3, Class C, 5.637%, 3/10/44(WAC)	1,031,000	1,066,981
FRB Ser. 11-GC3, Class D, 5.637%, 3/10/44(WAC)	624,000	631,276
JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C8, Class C, 4.604%, 10/15/45(WAC)	427,000	427,763
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.558%, 9/15/47(WAC)	511,000	497,412
FRB Ser. 14-C19, Class XA, IO, 1.117%, 4/15/47(WAC)	8,008,731	181,414
FRB Ser. 15-C33, Class XA, IO, 0.996%, 12/15/48(WAC)	4,988,854	261,117
FRB Ser. 14-C25, Class XA, IO, 0.942%, 11/15/47(WAC)	8,449,112	313,335
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	770,000	780,377
Ser. 13-C10, Class AS, 3.372%, 12/15/47	196,000	193,811
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	648,000	635,893
FRB Ser. 06-LDP8, Class X, IO, 0.285%, 5/15/45(WAC)	4,435,730	5,524
FRB Ser. 07-LDPX, Class X, IO, 0.142%, 1/15/49(WAC)	3,335,405	33
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.14%, 5/15/45(WAC)	1,175,000	1,050,193
FRB Ser. 12-C8, Class D, 4.652%, 10/15/45(WAC)	755,000	726,802
FRB Ser. 12-LC9, Class D, 4.37%, 12/15/47(WAC)	186,000	184,727
FRB Ser. 05-CB12, Class X1, IO, 0.361%, 9/12/37(WAC)	643,007	692
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43(WAC)	259,480	3
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.319%, 4/15/41(WAC)	115,260	119,306
FRB Ser. 07-C2, Class XW, IO, 0.182%, 2/15/40(WAC)	122,183	13
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7, Class XCL, IO, 0.317%, 11/15/40(WAC)	438,262	855
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.128%, 4/20/48(WAC)	1,222,000	1,153,201
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.904%, 8/12/39(WAC)	141,921	1
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43(WAC)	253,519	7
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.722%, 5/15/44(WAC)	2,820	358
FRB Ser. 06-C4, Class X, IO, 6.235%, 7/15/45(WAC)	60,624	1,793
FRB Ser. 07-C5, Class X, IO, 5.787%, 12/15/49(WAC)	457,054	337
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C18, Class C, 4.489%, 10/15/47(WAC)	842,000	833,540
FRB Ser. 14-C17, Class C, 4.457%, 8/15/47(WAC)	1,106,000	1,084,196
Ser. 12-C5, Class AS, 3.792%, 8/15/45	681,000	689,322
Ser. 12-C6, Class AS, 3.476%, 11/15/45	810,000	817,301
FRB Ser. 14-C17, Class XA, IO, 1.19%, 8/15/47(WAC)	5,271,827	192,237
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 12-C6, Class D, 4.61%, 11/15/45(WAC)	491,000	492,534
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C, 5.558%, 2/12/44(WAC)	130,165	35,751
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D, 5.154%, 7/15/49(WAC)	324,000	327,534
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38	417,718	31,495
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.031%, 8/10/49(WAC)	326,000	331,058
FRB Ser. 12-C4, Class XA, IO, 1.64%, 12/10/45(WAC)	4,759,254	235,606
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.226%, 10/15/44(WAC)	237,172	234,960
FRB Ser. 06-C29, IO, 0.279%, 11/15/48(WAC)	2,094,975	84
FRB Ser. 07-C34, IO, 0.107%, 5/15/46(WAC)	1,422,916	461
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 06-C26, Class XC, IO, 0.045%, 6/15/45(WAC)	17,508	4
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.287%, 7/15/46(WAC)	501,000	479,961
FRB Ser. 14-LC16, Class XA, IO, 1.331%, 8/15/50(WAC)	13,496,023	553,337
FRB Ser. 16-LC25, Class XA, IO, 1.017%, 12/15/59(WAC)	6,244,969	332,451
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.287%, 7/15/46(WAC)	521,000	461,904
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46(WAC)	491,000	510,620
Ser. 13-C18, Class AS, 4.387%, 12/15/46(WAC)	1,253,000	1,290,076
Ser. 13-C12, Class AS, 3.56%, 3/15/48	650,000	649,331
Ser. 13-C11, Class AS, 3.311%, 3/15/45	181,000	178,822
FRB Ser. 14-C22, Class XA, IO, 0.847%, 9/15/57(WAC)	27,285,997	983,496
FRB Ser. 13-C14, Class XA, IO, 0.74%, 6/15/46(WAC)	13,462,925	350,036
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.683%, 3/15/44(WAC)	1,022,000	904,109
FRB Ser. 11-C5, Class E, 5.672%, 11/15/44(WAC)	530,000	530,383
FRB Ser. 11-C2, Class D, 5.652%, 2/15/44(WAC)	1,606,000	1,600,861
Ser. 11-C4, Class E, 5.231%, 6/15/44(WAC)	232,000	221,449
FRB Ser. 12-C9, Class D, 4.78%, 11/15/45(WAC)	546,000	519,461
FRB Ser. 13-C15, Class D, 4.473%, 8/15/46(WAC)	599,000	514,971
FRB Ser. 12-C9, Class XA, IO, 1.885%, 11/15/45(WAC)	5,420,212	317,082
FRB Ser. 12-C10, Class XA, IO, 1.565%, 12/15/45(WAC)	4,651,285	229,020

		40,809,281
Residential mortgage-backed securities (non-agency) (0.9%)
Arroyo Mortgage Trust 144A Ser. 18-1, Class A3, 4.157%, 4/25/48(WAC)	784,400	776,556
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 3.145%, 4/20/35	420,000	406,319
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.30%), 2.806%, 9/25/45	261,230	250,062
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 4.538%, 5/25/35(WAC)	677,542	691,717
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 3.097%, 6/25/46	1,107,729	1,017,254
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%), 2.80%, 11/20/35	388,457	365,725
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%), 2.696%, 8/25/46	1,529,736	1,301,422
FRB Ser. 05-27, Class 1A1, 2.393%, 8/25/35(WAC)	215,170	184,681
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3, (1 Month US LIBOR + 3.85%), 6.356%, 3/25/29	570,000	621,283
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 8.406%, 10/25/28	1,469,239	1,661,628
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 8.206%, 4/25/28	1,550,028	1,744,976
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 8.056%, 4/25/28	2,046,639	2,279,798
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 7.506%, 7/25/25	337,036	368,439
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 6.806%, 2/25/25	314,854	339,907
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 6.756%, 4/25/29	90,000	98,866
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 6.506%, 5/25/25	242,227	261,036
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 3.306%, 2/25/34	703,368	683,345
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 3.677%, 2/25/35(WAC)	225,074	231,608
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 3.331%, 8/25/34	212,633	211,570
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 3.141%, 8/26/47(WAC)	160,000	156,293
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%), 3.406%, 1/25/48	929,922	926,435
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month US LIBOR + 1.55%), 4.056%, 7/25/28 (Bermuda)	205,000	203,238
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 3.556%, 10/25/34	540,000	531,656
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1, (1 Month US LIBOR + 0.52%), 3.026%, 3/25/34	369,808	363,616
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10, (1 Month US LIBOR + 0.90%), 3.406%, 11/25/34	689,971	687,784
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 3.356%, 5/25/47	759,111	632,414
Structured Asset Securities Corp. Mortgage Loan Trust FRB Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.666%, 4/25/36	159,645	159,092
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR14, Class 1A2, 4.215%, 12/25/35(WAC)	405,418	395,641
FRB Ser. 05-AR12, Class 1A8, 4.038%, 10/25/35(WAC)	1,072,466	1,044,986
FRB Ser. 07-HY2, Class 1A1, 3.645%, 12/25/36(WAC)	594,289	567,455
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 3.466%, 7/25/45	434,236	420,688
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%), 2.906%, 8/25/45	379,782	367,933
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR2, Class 1A1, 4.595%, 3/25/36(WAC)	670,127	663,426
FRB Ser. 06-AR5, Class 1A1, 4.214%, 4/25/36(WAC)	700,106	707,107

		21,323,956

Total mortgage-backed securities (cost $75,600,530)		$74,752,915

COMMODITY LINKED NOTES (1.2%)(a)(CLN)
	Principal amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$30,299,000	$30,323,445

Total commodity Linked Notes (cost $30,299,000)		$30,323,445

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)(a)
	Principal amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%, 7/6/28 (Argentina)	$310,000	$227,122
Argentina (Republic of) sr. unsec. unsub. notes 7.50%, 4/22/26 (Argentina)	3,365,000	2,700,413
Argentina (Republic of) sr. unsec. unsub. notes 6.875%, 1/26/27 (Argentina)	962,000	731,120
Argentina (Republic of) sr. unsec. unsub. notes 4.625%, 1/11/23 (Argentina)	160,000	125,944
Argentina (Republic of) 144A sr. unsec. notes 7.125%, 8/1/27 (Argentina)	265,000	188,866
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)	200,000	174,500
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%, 1/13/28 (Brazil)	505,000	488,117
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS, 7.875%, 6/15/27 (Argentina)	250,000	178,750
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%, 6/15/27 (Argentina)	150,000	107,250
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%, 1/26/21 (Argentina)	317,000	310,723
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%, 3/16/24 (Argentina)	794,000	659,682
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	935,000	895,975
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%, 9/1/24 (Argentina)	910,000	741,650
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%, 6/10/21 (Argentina)	222,000	195,360
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	2,270,000	2,298,375
Indonesia (Republic of) 144A sr. unsec. notes 5.25%, 1/17/42 (Indonesia)	475,000	476,781
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)	400,000	405,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%, 1/8/46 (Indonesia)	400,000	437,500
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	990,000	976,388
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	360,000	347,400
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)	590,000	488,963
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)	550,000	503,938
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,834,000	1,854,022
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%, 3/21/29 (Russia)	1,000,000	945,000
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	575,000	536,761
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%, 11/3/25 (Sri Lanka)	300,000	279,630
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	440,000	378,400
United Mexican States sr. unsec. unsub. notes 4.15%, 3/28/27 (Mexico)	1,575,000	1,523,486
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default)(NON)	731,000	161,734
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25 (Venezuela) (In default)(NON)	1,000	208
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default)(NON)	1,184,000	272,320

Total foreign government and agency bonds and notes (cost $21,511,272)		$19,611,378

ASSET-BACKED SECURITIES (0.7%)(a)
	Principal amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.306%, 11/25/50	$1,579,000	$1,579,000
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%), 3.131%, 11/25/51	824,000	824,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%), 3.215%, 4/24/19	4,221,000	4,221,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%), 3.015%, 9/24/19	4,106,000	4,106,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%), 3.015%, 7/24/19	3,322,000	3,322,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%), 2.982%, 2/24/20	2,466,000	2,466,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 3.106%, 1/25/46	1,768,929	1,752,982

Total asset-backed securities (cost $18,279,815)		$18,270,982

SENIOR LOANS (0.1%)(a)(c)
	Principal amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 6.701%, 12/15/24	$331,402	$320,010
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 6.732%, 6/21/24	418,625	395,810
California Resources Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 7.037%, 11/17/22	325,000	302,250
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 6.633%, 5/5/24	104,289	99,596
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 6.869%, 6/30/24	238,186	221,067
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 5.522%, 10/25/23	123,361	109,915
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 7.272%, 4/16/21	100,086	98,585
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 5.272%, 3/31/24	113,871	107,964
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 9.25%), 11.604%, 5/21/24	260,000	250,900
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 7.477%, 10/16/23	133,956	126,588
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 6.75%), 9.021%, 3/21/23	123,849	100,937
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 6.313%, 5/25/25	425	391
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 5.89%, 11/6/24	525,776	503,430
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 5.63%, 10/25/20	159,507	134,983
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 5.582%, 11/3/23	114,005	99,698
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 6.207%, 9/7/23	173,744	122,273
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 10.563%, 2/28/26	170,000	154,700
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 6.063%, 2/28/25	178,650	160,785
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.522%, 3/28/25	401,851	369,451

Total senior loans (cost $3,945,153)		$3,679,333

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/ strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Call)	Jun-19/$1.34	$20,803,957	GBP	16,321,950	$346,552
Citibank, N.A.
USD/JPY (Put)	Jan-19/JPY 108.00	42,388,600		$42,388,600	208,891
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	22,669,900		22,669,900	119,992
JPMorgan Chase Bank N.A.
EUR/NOK (Put)	Mar-19/NOK 9.80	10,146,819	EUR	8,856,050	81,205

Total purchased options outstanding (cost $946,303)					$756,640

CONVERTIBLE PREFERRED STOCKS (—%)(a)
	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd.(R)	7,508	$200,206
Nine Point Energy 6.75% cv. pfd.	27	31,762

Total convertible preferred stocks (cost $164,227)		$231,968

PREFERRED STOCKS (—%)(a)
	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	5,340	$135,369

Total preferred stocks (cost $133,500)		$135,369

CONVERTIBLE BONDS AND NOTES (—%)(a)
	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$120,000	$96,902

Total convertible bonds and notes (cost $111,680)		$96,902

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	1,758	$39

Total warrants (cost $—)				$39

SHORT-TERM INVESTMENTS (11.7%)(a)
		Principal amount/ shares	Value
Interest in $378,292,000 joint tri-party repurchase agreement dated 12/31/18 with Citigroup Global Markets, Inc. due 1/2/19 - maturity value of $17,069,845 for an effective yield of 3.000% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 8.500% and due dates ranging from 3/15/26 to 12/15/53, valued at $385,881,361)		$17,067,001	$17,067,001
Liberty Street Funding, LLC asset backed commercial paper 2.840%, 3/13/19		8,000,000	7,956,064
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27%(P)	Shares	32,000	32,000
Putnam Cash Collateral Pool, LLC 2.58%(AFF)	Shares	7,281,715	7,281,715
Putnam Short Term Investment Fund 2.58%(AFF)	Shares	230,352,191	230,352,191
Regency Markets No. 1, LLC asset backed commercial paper 2.586%, 1/15/19		$8,000,000	7,991,634
U.S. Treasury Bills 2.543%, 6/6/19(SEG)(SEGSF)(SEGCCS)		2,778,999	2,749,745
U.S. Treasury Bills 2.528%, 6/20/19(SEGSF)		621,000	613,879
U.S. Treasury Bills 2.480%, 6/27/19(SEG)(SEGSF)		252,000	248,997
U.S. Treasury Bills 2.468%, 4/18/19(SEGSF)(SEGCCS)		849,000	843,016
U.S. Treasury Bills 2.419%, 2/19/19(SEG)(SEGSF)(SEGCCS)		767,001	764,572
U.S. Treasury Bills 2.407%, 3/14/19(SEGSF)(SEGCCS)		1,270,000	1,264,029
U.S. Treasury Bills 2.398%, 2/21/19(SEGCCS)		57,000	56,814
U.S. Treasury Bills 2.382%, 3/21/19(SEGSF)(SEGCCS)		519,001	516,367
U.S. Treasury Bills 2.378%, 3/7/19(SEG)(SEGSF)(SEGCCS)		961,000	956,932
U.S. Treasury Bills 2.364%, 2/14/19(SEG)(SEGSF)(SEGCCS)		1,981,001	1,975,334
U.S. Treasury Bills 2.355%, 2/7/19(SEG)(SEGCCS)		1,140,000	1,137,305
U.S. Treasury Bills 2.329%, 1/24/19(SEG)(SEGSF)(SEGCCS)		654,999	654,086
U.S. Treasury Bills 2.301%, 1/17/19(SEG)		933,001	932,112
U.S. Treasury Bills 2.271%, 1/10/19(SEG)(SEGSF)(SEGCCS)		5,186,000	5,183,400

Total short-term investments (cost $288,575,784)			$288,577,193
TOTAL INVESTMENTS

Total investments (cost $2,499,915,391)			$2,512,630,689

	FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $266,568,533) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Australian Dollar	Buy	1/16/19	$280,409	$375,336	$(94,927)
		Brazilian Real	Buy	1/3/19	2,649,448	2,674,811	(25,363)
		Brazilian Real	Sell	1/3/19	2,649,448	2,624,562	(24,886)
		Canadian Dollar	Sell	1/16/19	2,842,539	3,162,698	320,159
		Euro	Buy	3/20/19	921,710	913,638	8,072
		Hong Kong Dollar	Buy	2/20/19	1,732,390	1,732,781	(391)
		Japanese Yen	Sell	2/20/19	1,184,152	1,170,423	(13,729)
		New Zealand Dollar	Sell	1/16/19	2,419,949	2,421,102	1,153
		South Korean Won	Buy	2/20/19	2,691,363	2,699,121	(7,758)
		South Korean Won	Sell	2/20/19	2,705,998	2,649,172	(56,826)
	Barclays Bank PLC
		Australian Dollar	Buy	1/16/19	2,755,612	2,819,115	(63,503)
		British Pound	Sell	3/20/19	2,796,781	2,801,137	4,356
		Canadian Dollar	Buy	1/16/19	2,581,015	2,674,599	(93,584)
		Euro	Sell	3/20/19	3,553,187	3,527,749	(25,438)
		Norwegian Krone	Buy	3/20/19	1,077,769	1,101,768	(23,999)
		Singapore Dollar	Buy	2/20/19	30,261	27,529	2,732
	Citibank, N.A.
		Australian Dollar	Buy	1/16/19	2,765,969	2,822,738	(56,769)
		Canadian Dollar	Buy	1/16/19	5,000,528	5,150,228	(149,700)
		Danish Krone	Sell	3/20/19	1,219,748	1,214,867	(4,881)
		Japanese Yen	Sell	2/20/19	6,648,984	6,481,359	(167,625)
		Norwegian Krone	Sell	3/20/19	1,229,465	1,214,882	(14,583)
		South Korean Won	Buy	2/20/19	33,866	10,629	23,237
		Swedish Krona	Sell	3/20/19	90,604	89,688	(916)
	Credit Suisse International
		Australian Dollar	Buy	1/16/19	7,412,576	7,580,496	(167,920)
		Canadian Dollar	Buy	1/16/19	2,633,700	2,888,207	(254,507)
		Euro	Sell	3/20/19	3,273,665	3,254,801	(18,864)
		Japanese Yen	Sell	2/20/19	1,374,198	1,333,424	(40,774)
		New Zealand Dollar	Sell	1/16/19	2,869,083	2,828,465	(40,618)
	Goldman Sachs International
		Australian Dollar	Sell	1/16/19	9,776,250	10,024,396	248,146
		Brazilian Real	Buy	1/3/19	2,649,448	2,678,509	(29,061)
		Brazilian Real	Sell	1/3/19	2,649,448	2,648,936	(512)
		Brazilian Real	Buy	4/2/19	2,632,058	2,631,490	568
		Brazilian Real	Sell	4/2/19	2,632,058	2,608,760	(23,298)
		Canadian Dollar	Sell	1/16/19	1,741,561	1,831,519	89,958
		Euro	Sell	3/20/19	5,428,318	5,404,564	(23,754)
		New Taiwan Dollar	Buy	2/20/19	2,674,188	2,682,425	(8,237)
		New Taiwan Dollar	Sell	2/20/19	2,680,963	2,665,898	(15,065)
		New Zealand Dollar	Buy	1/16/19	12,538,877	13,032,366	(493,489)
		Norwegian Krone	Buy	3/20/19	13,638,944	13,938,745	(299,801)
		South African Rand	Buy	1/16/19	36,519	189,843	(153,324)
		Swedish Krona	Sell	3/20/19	4,051,180	3,995,903	(55,277)
	HSBC Bank USA, National Association
		Australian Dollar	Buy	1/16/19	1,686,819	1,937,635	(250,816)
		British Pound	Buy	3/20/19	4,732,049	4,714,662	17,387
		Canadian Dollar	Sell	1/16/19	1,532,283	1,483,670	(48,613)
		Chinese Yuan (Offshore)	Buy	2/20/19	3,220,144	3,211,347	8,797
		Euro	Sell	3/20/19	3,227,424	3,195,844	(31,580)
		Japanese Yen	Sell	2/20/19	849,200	829,697	(19,503)
		Mexican Peso	Sell	1/16/19	58,133	38,263	(19,870)
		New Zealand Dollar	Buy	1/16/19	6,692,423	6,589,529	102,894
		Norwegian Krone	Buy	3/20/19	2,598,244	2,717,872	(119,628)
		Swedish Krona	Sell	3/20/19	1,318,705	1,290,017	(28,688)
	JPMorgan Chase Bank N.A.
		Australian Dollar	Buy	1/16/19	4,745,102	4,826,648	(81,546)
		British Pound	Buy	3/20/19	3,827,423	3,897,537	(70,114)
		Canadian Dollar	Sell	1/16/19	4,706,910	4,826,729	119,819
		Euro	Sell	3/20/19	2,930,720	2,903,230	(27,490)
		Japanese Yen	Buy	2/20/19	2,469,344	2,452,201	17,143
		New Zealand Dollar	Sell	1/16/19	848,319	869,606	21,287
		Norwegian Krone	Buy	3/20/19	4,890,218	5,060,034	(169,816)
		Singapore Dollar	Buy	2/20/19	1,791,542	1,798,206	(6,664)
		Swedish Krona	Sell	3/20/19	265,955	301,563	35,608
		Swiss Franc	Buy	3/20/19	3,326,483	3,295,656	30,827
	NatWest Markets PLC
		Australian Dollar	Buy	1/16/19	4,156,174	4,273,671	(117,497)
		Canadian Dollar	Sell	1/16/19	66,608	103,445	36,837
		Euro	Buy	3/20/19	5,084,565	5,066,254	18,311
		Japanese Yen	Buy	2/20/19	1,060,712	1,092,240	(31,528)
		New Zealand Dollar	Sell	1/16/19	5,343,143	5,344,641	1,498
		Norwegian Krone	Buy	3/20/19	2,679,906	2,780,104	(100,198)
	State Street Bank and Trust Co.
		Australian Dollar	Buy	1/16/19	2,474,640	2,564,979	(90,339)
		British Pound	Sell	3/20/19	14,457	14,481	24
		Canadian Dollar	Sell	1/16/19	8,836,695	9,097,165	260,470
		Euro	Sell	3/20/19	5,359,820	5,321,415	(38,405)
		Japanese Yen	Buy	2/20/19	957,522	975,153	(17,631)
		New Zealand Dollar	Sell	1/16/19	4,348,068	4,264,710	(83,358)
		Norwegian Krone	Sell	3/20/19	691,567	530,210	(161,357)
		Swedish Krona	Sell	3/20/19	5,887,320	5,840,046	(47,274)
	UBS AG
		Australian Dollar	Sell	1/16/19	2,832,125	2,926,351	94,226
		British Pound	Sell	3/20/19	2,767,228	2,772,339	5,111
		Canadian Dollar	Buy	1/16/19	1,265,557	1,287,911	(22,354)
		Euro	Sell	3/20/19	4,848,055	4,814,405	(33,650)
		Japanese Yen	Sell	2/20/19	1,138,310	1,112,288	(26,022)
		New Zealand Dollar	Sell	1/16/19	4,145,857	4,151,209	5,352
		Norwegian Krone	Buy	3/20/19	5,260,186	5,375,205	(115,019)
	WestPac Banking Corp.
		Australian Dollar	Sell	1/16/19	577,374	598,149	20,775
		Canadian Dollar	Sell	1/16/19	4,971,877	5,048,153	76,276
		New Zealand Dollar	Buy	1/16/19	2,387,859	2,395,384	(7,525)

	Unrealized appreciation						1,571,023

	Unrealized (depreciation)						(4,215,864)

	Total						$(2,644,841)
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 12/31/18 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Russell 2000 Index E-Mini (Long)	1,420	$95,747,661	$95,779,000	Mar-19	$(6,161,588)
S&P 500 Index E-Mini (Long)	663	83,102,078	83,047,380	Mar-19	(4,771,551)
S&P 500 Index E-Mini (Short)	673	84,355,503	84,299,980	Mar-19	4,844,496
Tokyo Price Index (Long)	179	24,400,539	24,390,904	Mar-19	(1,309,694)
U.S. Treasury Bond 30 yr (Long)	165	24,090,000	24,090,000	Mar-19	1,089,217
U.S. Treasury Bond Ultra 30 yr (Long)	340	54,623,125	54,623,125	Mar-19	3,013,633
U.S. Treasury Note 2 yr (Long)	548	116,347,250	116,347,250	Mar-19	710,498
U.S. Treasury Note 2 yr (Short)	151	32,059,188	32,059,188	Mar-19	(198,068)
U.S. Treasury Note 5 yr (Long)	1,102	126,385,625	126,385,625	Mar-19	1,919,734
U.S. Treasury Note 5 yr (Short)	11	1,261,563	1,261,563	Mar-19	(19,530)
U.S. Treasury Note 10 yr (Long)	380	46,365,938	46,365,937	Mar-19	1,020,490
U.S. Treasury Note 10 yr (Short)	879	107,251,734	107,251,734	Mar-19	(2,364,071)
U.S. Treasury Note Ultra 10 yr (Short)	14	1,821,094	1,821,094	Mar-19	(53,420)

Unrealized appreciation					12,598,068

Unrealized (depreciation)					(14,877,922)

Total					$(2,279,854)

WRITTEN OPTIONS OUTSTANDING at 12/31/18 (premiums $380,308) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Call)	Jun-19/$1.44	$31,205,904	GBP	24,482,900	$113,964
Citibank, N.A.
USD/JPY (Put)	Jan-19/JPY 105.00	42,388,600		$42,388,600	54,215
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	22,669,900		22,669,900	42,574
JPMorgan Chase Bank N.A.
EUR/NOK (Put)	Mar-19/NOK 9.60	15,220,200	EUR	13,284,050	44,017

Total					$254,770

TBA SALE COMMITMENTS OUTSTANDING at 12/31/18 (proceeds receivable $14,787,188) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4.00%, 1/1/49	$6,000,000	1/14/19	$6,115,781
Federal National Mortgage Association, 3.50%, 1/1/49	5,000,000	1/14/19	4,997,656
Federal National Mortgage Association, 3.00%, 1/1/49	4,000,000	1/14/19	3,901,876

Total			$15,015,313

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/18 (Unaudited)
	Notional amount		Value		Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
		$726,000	$18,562		$(11,976)	12/20/28	3 month USD-LIBOR-BBA — Quarterly	2.9585% — Semiannually	$6,540
		11,200,700	264,941	(E)	(235,668)	3/18/49	3 month USD-LIBOR-BBA — Quarterly	2.95% — Semiannually	29,273
		3,760,300	88,946	(E)	79,093	3/18/49	2.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(9,853)
		16,586,800	194,430	(E)	(109,484)	3/18/29	3 month USD-LIBOR-BBA — Quarterly	2.85% — Semiannually	84,946
		45,754,400	536,333	(E)	307,423	3/18/29	2.85% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(228,910)
		21,252,000	225,654	(E)	(143,108)	3/18/24	3 month USD-LIBOR-BBA — Quarterly	2.80% — Semiannually	82,546
		48,232,100	512,128	(E)	322,720	3/18/24	2.80% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(189,409)
		92,035,600	223,739	(E)	(168,328)	3/18/21	3 month USD-LIBOR-BBA — Quarterly	2.75% — Semiannually	55,411
		105,776,200	257,142	(E)	194,343	3/18/21	2.75% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(62,799)
		726,000	18,562		(25)	12/20/48	2.9585% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(18,567)
		980,000	6,344		(13)	12/31/28	3 month USD-LIBOR-BBA — Quarterly	2.7845% — Semiannually	6,330

	Total				$234,977				$(244,492)
(E)	Extended effective date.

	OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/18 (Unaudited)
	Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	Barclays Bank PLC
	$113,876	$114,252	$—	1/12/40	4.50% (1 month USD-LIBOR) — Monthly	Synthetic MBX Index 4.50% 30 year Fannie Mae pools — Monthly	$483
	754,647	758,537	—	1/12/41	5.00% (1 month USD-LIBOR) — Monthly	Synthetic MBX Index 5.00% 30 year Fannie Mae pools — Monthly	4,753
	223,928	224,060	—	1/12/40	5.00% (1 month USD-LIBOR) — Monthly	Synthetic MBX Index 5.00% 30 year Fannie Mae pools — Monthly	389
	27,263	27,478	—	1/12/39	(6.00%) 1 month USD-LIBOR — Monthly	Synthetic MBX Index 6.00% 30 year Fannie Mae pools — Monthly	(257)
	271,886	274,293	—	1/12/38	(6.50%) 1 month USD-LIBOR — Monthly	Synthetic MBX Index 6.50% 30 year Fannie Mae pools — Monthly	(2,867)
	14,511	13,889	—	1/12/43	3.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	(510)
	179,759	171,511	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(6,721)
	22,620	21,582	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(846)
	8,564	8,098	—	1/12/42	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(397)
	25,401	23,925	—	1/12/41	(5.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 5.00% 30 year Fannie Mae pools — Monthly	1,233
	730	715	—	1/12/38	6.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.50% 30 year Fannie Mae pools — Monthly	(7)
	Citibank, N.A.
	130,691,479	123,983,785	—	11/26/19	(3 month USD-LIBOR-BBA plus 0.34%) — Quarterly	A basket (CGPUTQL2) of common stocks — Quarterly*	(6,731,905)
	111,688,158	105,709,659	—	11/26/19	3 month USD-LIBOR-BBA plus 0.25% — Quarterly	Russell 1000 Total Return Index — Quarterly	6,152,745
	196,850	197,865	—	1/12/41	5.00% (1 month USD-LIBOR) — Monthly	Synthetic MBX Index 5.00% 30 year Fannie Mae pools — Monthly	1,240
	113,644	114,230	—	1/12/41	5.00% (1 month USD-LIBOR) — Monthly	Synthetic MBX Index 5.00% 30 year Fannie Mae pools — Monthly	716
	Credit Suisse International
	1,077,286	1,077,607	—	1/12/41	4.50% (1 month USD-LIBOR) — Monthly	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools — Monthly	1,312
	38,775	36,323	—	1/12/45	3.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	(2,163)
	Goldman Sachs International
	15,227	15,362	—	1/12/38	(6.50%) 1 month USD-LIBOR — Monthly	Synthetic MBX Index 6.50% 30 year Fannie Mae pools — Monthly	(161)
	18,266	18,428	—	1/12/38	(6.50%) 1 month USD-LIBOR — Monthly	Synthetic MBX Index 6.50% 30 year Fannie Mae pools — Monthly	(193)
	337,029	340,013	—	1/12/38	(6.50%) 1 month USD-LIBOR — Monthly	Synthetic MBX Index 6.50% 30 year Fannie Mae pools — Monthly	(3,554)
	88,399	83,336	—	1/12/40	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(4,282)
	21,273	20,115	—	1/12/42	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(986)
	21,273	20,115	—	1/12/42	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(986)
	13,349	13,036	—	1/12/39	6.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.00% 30 year Fannie Mae pools — Monthly	(164)
	2,292	2,243	—	1/12/38	6.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.50% 30 year Fannie Mae pools — Monthly	(23)
	JPMorgan Securities LLC
	51,110	48,328	—	1/12/42	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	2,369
	202,379	193,093	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	7,568

	Upfront premium received		—	Unrealized appreciation			6,172,808

	Upfront premium (paid)		—	Unrealized (depreciation)			(6,756,022)

		Total	$—			Total	$(583,214)
*	The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	34,428	3,360,882	2.71%
Alphabet, Inc. Class A	Communication Services	2,958	3,091,489	2.49%
Starbucks Corp.	Consumer Discretionary	36,580	2,355,754	1.90%
Texas Instruments, Inc.	Information Technology	23,631	2,233,113	1.80%
Apple, Inc.	Information Technology	14,129	2,228,636	1.80%
Microsoft Corp.	Information Technology	21,879	2,222,233	1.79%
Coca-Cola Co. (The)	Consumer Staples	45,887	2,172,743	1.75%
TJX Cos., Inc. (The)	Consumer Discretionary	48,500	2,169,899	1.75%
Intuit, Inc.	Information Technology	10,922	2,150,019	1.73%
Automatic Data Processing, Inc.	Information Technology	16,140	2,116,238	1.71%
Exelon Corp.	Utilities	46,397	2,092,514	1.69%
Mondelez International, Inc. Class A	Consumer Staples	51,950	2,079,549	1.68%
Walt Disney Co. (The)	Communication Services	18,667	2,046,799	1.65%
Humana, Inc.	Health Care	7,091	2,031,510	1.64%
American Electric Power Co., Inc.	Utilities	27,056	2,022,150	1.63%
Lowe's Cos., Inc.	Consumer Discretionary	21,720	2,006,057	1.62%
Cognizant Technology Solutions Corp. Class A	Information Technology	29,324	1,861,490	1.50%
Raytheon Co.	Industrials	12,039	1,846,129	1.49%
Exxon Mobil Corp.	Energy	26,558	1,811,022	1.46%
Occidental Petroleum Corp.	Energy	29,503	1,810,916	1.46%
Northrop Grumman Corp.	Industrials	7,204	1,764,270	1.42%
Honeywell International, Inc.	Industrials	13,038	1,722,558	1.39%
Johnson & Johnson	Health Care	13,116	1,692,667	1.37%
Omnicom Group, Inc.	Communication Services	22,838	1,672,678	1.35%
Centene Corp.	Health Care	14,487	1,670,307	1.35%
American Express Co.	Financials	17,249	1,644,129	1.33%
Norfolk Southern Corp.	Industrials	10,474	1,566,340	1.26%
Pfizer, Inc.	Health Care	35,487	1,548,994	1.25%
Citrix Systems, Inc.	Information Technology	14,715	1,507,694	1.22%
Verizon Communications, Inc.	Communication Services	26,691	1,500,559	1.21%
Comerica, Inc.	Financials	21,801	1,497,515	1.21%
Amazon.com, Inc.	Consumer Discretionary	977	1,468,149	1.18%
Cisco Systems, Inc.	Information Technology	33,107	1,434,534	1.16%
F5 Networks, Inc.	Information Technology	8,711	1,411,428	1.14%
Fidelity National Information Services, Inc.	Information Technology	13,741	1,409,107	1.14%
Merck & Co., Inc.	Health Care	17,174	1,312,254	1.06%
Allstate Corp. (The)	Financials	15,844	1,309,185	1.06%
VICI Properties, Inc.	Real Estate	67,971	1,276,496	1.03%
Baxter International, Inc.	Health Care	19,048	1,253,753	1.01%
AutoZone, Inc.	Consumer Discretionary	1,471	1,232,988	0.99%
Sysco Corp.	Consumer Staples	19,627	1,229,857	0.99%
Marathon Petroleum Corp.	Energy	20,514	1,210,557	0.98%
Ross Stores, Inc.	Consumer Discretionary	14,324	1,191,787	0.96%
AGNC Investment Corp.	Financials	65,891	1,155,736	0.93%
Waste Management, Inc.	Industrials	12,682	1,128,557	0.91%
UnitedHealth Group, Inc.	Health Care	4,287	1,067,943	0.86%
NXP Semiconductors NV	Information Technology	14,501	1,062,616	0.86%
Juniper Networks, Inc.	Information Technology	39,265	1,056,611	0.85%
Equity Residential Trust	Real Estate	15,873	1,047,801	0.85%
Amgen, Inc.	Health Care	5,230	1,018,185	0.82%

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/18 (Unaudited)
	Swap counterparty/ referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments received by fund	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
	CMBX NA BBB-.6 Index	BBB-/P	$1,504	$22,000	$3,549	5/11/63	300 bp — Monthly	$(2,032)
	CMBX NA BBB-.6 Index	BBB-/P	2,953	49,000	7,904	5/11/63	300 bp — Monthly	(4,922)
	CMBX NA BBB-.6 Index	BBB-/P	6,050	98,000	15,807	5/11/63	300 bp — Monthly	(9,700)
	Barclays Bank PLC
	CMBX NA BBB-.6 Index	BBB-/P	8,647	78,000	12,581	5/11/63	300 bp — Monthly	(3,889)
	Citigroup Global Markets, Inc.
	CMBX NA A.6 Index	A/P	2	2,000	87	5/11/63	200 bp — Monthly	(84)
	CMBX NA A.6 Index	A/P	(1)	3,000	131	5/11/63	200 bp — Monthly	(131)
	CMBX NA A.6 Index	A/P	1,127	87,000	3,793	5/11/63	200 bp — Monthly	(2,632)
	CMBX NA BB.6 Index	BB/P	75,316	306,000	86,017	5/11/63	500 bp — Monthly	(10,403)
	CMBX NA BB.7 Index	BB/P	19,537	152,000	27,664	1/17/47	500 bp — Monthly	(7,979)
	Credit Suisse International
	CMBX NA A.6 Index	A/P	5,242	232,000	10,115	5/11/63	200 bp — Monthly	(4,783)
	CMBX NA A.6 Index	A/P	12,215	245,000	10,682	5/11/63	200 bp — Monthly	1,628
	CMBX NA A.6 Index	A/P	13,246	682,000	29,735	5/11/63	200 bp — Monthly	(16,224)
	CMBX NA A.6 Index	A/P	109,113	2,150,000	93,740	5/11/63	200 bp — Monthly	16,209
	CMBX NA BBB-.6 Index	BBB-/P	16,210	128,000	20,646	5/11/63	300 bp — Monthly	(4,362)
	CMBX NA BBB-.6 Index	BBB-/P	152,362	1,425,000	229,853	5/11/63	300 bp — Monthly	(76,659)
	CMBX NA BBB-.7 Index	BBB-/P	92,798	1,174,000	99,907	1/17/47	300 bp — Monthly	(6,425)
	Goldman Sachs International
	CMBX NA A.6 Index	A/P	7,598	146,000	6,366	5/11/63	200 bp — Monthly	1,289
	CMBX NA A.6 Index	A/P	7,391	146,000	6,366	5/11/63	200 bp — Monthly	1,082
	CMBX NA A.6 Index	A/P	7,391	146,000	6,366	5/11/63	200 bp — Monthly	1,082
	CMBX NA A.6 Index	A/P	13,726	209,000	9,112	5/11/63	200 bp — Monthly	4,695
	CMBX NA A.6 Index	A/P	1,731	230,000	10,028	5/11/63	200 bp — Monthly	(8,207)
	CMBX NA A.6 Index	A/P	8,320	269,000	11,728	5/11/63	200 bp — Monthly	(3,304)
	CMBX NA A.6 Index	A/P	13,960	271,000	11,816	5/11/63	200 bp — Monthly	2,249
	CMBX NA A.6 Index	A/P	17,044	345,000	15,042	5/11/63	200 bp — Monthly	2,136
	CMBX NA A.6 Index	A/P	16,596	529,000	23,064	5/11/63	200 bp — Monthly	(6,263)
	CMBX NA A.6 Index	A/P	33,587	660,000	28,776	5/11/63	200 bp — Monthly	5,067
	CMBX NA A.6 Index	A/P	42,184	700,000	30,520	5/11/63	200 bp — Monthly	11,936
	CMBX NA A.6 Index	A/P	16,226	701,000	30,564	5/11/63	200 bp — Monthly	(14,065)
	CMBX NA BBB-.6 Index	BBB-/P	2,347	45,000	7,259	5/11/63	300 bp — Monthly	(4,885)
	CMBX NA BBB-.6 Index	BBB-/P	3,798	48,000	7,742	5/11/63	300 bp — Monthly	(3,916)
	CMBX NA BBB-.6 Index	BBB-/P	5,846	54,000	8,710	5/11/63	300 bp — Monthly	(2,832)
	CMBX NA BBB-.6 Index	BBB-/P	10,387	96,000	15,485	5/11/63	300 bp — Monthly	(5,041)
	CMBX NA BBB-.6 Index	BBB-/P	10,428	96,000	15,485	5/11/63	300 bp — Monthly	(5,001)
	CMBX NA BBB-.6 Index	BBB-/P	6,540	96,000	15,485	5/11/63	300 bp — Monthly	(8,889)
	CMBX NA BBB-.6 Index	BBB-/P	11,796	107,000	17,259	5/11/63	300 bp — Monthly	(5,401)
	CMBX NA BBB-.6 Index	BBB-/P	10,042	119,000	19,195	5/11/63	300 bp — Monthly	(9,083)
	CMBX NA BBB-.6 Index	BBB-/P	14,593	169,000	27,260	5/11/63	300 bp — Monthly	(12,568)
	CMBX NA BBB-.6 Index	BBB-/P	14,937	177,000	28,550	5/11/63	300 bp — Monthly	(13,510)
	CMBX NA BBB-.6 Index	BBB-/P	41,396	340,000	54,842	5/11/63	300 bp — Monthly	(13,248)
	CMBX NA BBB-.6 Index	BBB-/P	36,766	392,000	63,230	5/11/63	300 bp — Monthly	(26,235)
	CMBX NA BBB-.6 Index	BBB-/P	117,643	1,565,000	252,435	5/11/63	300 bp — Monthly	(133,879)
	CMBX NA BBB-.7 Index	BBB-/P	2,440	35,000	2,979	1/17/47	300 bp — Monthly	(519)
	JPMorgan Securities LLC
	CMBX NA BB.6 Index	BB/P	19,066	90,000	25,299	5/11/63	500 bp — Monthly	(6,146)
	CMBX NA BB.6 Index	BB/P	20,742	98,000	27,548	5/11/63	500 bp — Monthly	(6,711)
	CMBX NA A.6 Index	A/P	1,362	22,000	959	5/11/63	200 bp — Monthly	411
	CMBX NA A.6 Index	A/P	3,411	146,000	6,366	5/11/63	200 bp — Monthly	(2,898)
	CMBX NA A.6 Index	A/P	3,411	146,000	6,366	5/11/63	200 bp — Monthly	(2,898)
	CMBX NA A.6 Index	A/P	10,090	197,000	8,589	5/11/63	200 bp — Monthly	1,578
	CMBX NA A.6 Index	A/P	2,086	252,000	10,987	5/11/63	200 bp — Monthly	(8,803)
	CMBX NA A.6 Index	A/P	11,616	255,000	11,118	5/11/63	200 bp — Monthly	598
	CMBX NA A.6 Index	A/P	16,457	325,000	14,170	5/11/63	200 bp — Monthly	2,414
	CMBX NA A.6 Index	A/P	5,617	326,000	14,214	5/11/63	200 bp — Monthly	(8,470)
	CMBX NA A.6 Index	A/P	23,950	407,000	17,745	5/11/63	200 bp — Monthly	6,363
	CMBX NA A.6 Index	A/P	11,680	415,000	18,094	5/11/63	200 bp — Monthly	(6,253)
	CMBX NA A.6 Index	A/P	14,457	504,000	21,974	5/11/63	200 bp — Monthly	(7,322)
	CMBX NA A.6 Index	A/P	17,326	529,000	23,064	5/11/63	200 bp — Monthly	(5,533)
	CMBX NA A.6 Index	A/P	16,906	559,000	24,372	5/11/63	200 bp — Monthly	(7,249)
	CMBX NA A.6 Index	A/P	28,846	634,000	27,642	5/11/63	200 bp — Monthly	1,450
	CMBX NA A.6 Index	A/P	28,021	849,000	37,016	5/11/63	200 bp — Monthly	(8,665)
	CMBX NA A.6 Index	A/P	162,589	2,698,000	117,633	5/11/63	200 bp — Monthly	46,005
	CMBX NA A.7 Index	A-/P	13,989	319,000	6,731	1/17/47	200 bp — Monthly	7,382
	CMBX NA BBB-.6 Index	BBB-/P	4,506	29,000	4,678	5/11/63	300 bp — Monthly	(155)
	CMBX NA BBB-.6 Index	BBB-/P	5,991	53,000	8,549	5/11/63	300 bp — Monthly	(2,527)
	CMBX NA BBB-.6 Index	BBB-/P	5,945	53,000	8,549	5/11/63	300 bp — Monthly	(2,573)
	CMBX NA BBB-.6 Index	BBB-/P	7,754	55,000	8,872	5/11/63	300 bp — Monthly	(1,086)
	CMBX NA BBB-.6 Index	BBB-/P	10,380	59,000	9,517	5/11/63	300 bp — Monthly	898
	CMBX NA BBB-.6 Index	BBB-/P	7,750	62,000	10,001	5/11/63	300 bp — Monthly	(2,214)
	CMBX NA BBB-.6 Index	BBB-/P	8,804	80,000	12,904	5/11/63	300 bp — Monthly	(4,053)
	CMBX NA BBB-.6 Index	BBB-/P	9,420	83,000	13,388	5/11/63	300 bp — Monthly	(3,920)
	CMBX NA BBB-.6 Index	BBB-/P	8,248	87,000	14,033	5/11/63	300 bp — Monthly	(5,734)
	CMBX NA BBB-.6 Index	BBB-/P	10,151	91,000	14,678	5/11/63	300 bp — Monthly	(4,474)
	CMBX NA BBB-.6 Index	BBB-/P	20,226	182,000	29,357	5/11/63	300 bp — Monthly	(9,024)
	CMBX NA BBB-.6 Index	BBB-/P	273,286	2,282,000	368,087	5/11/63	300 bp — Monthly	(93,470)
	Merrill Lynch International
	CMBX NA A.6 Index	A/P	7,645	587,000	25,593	5/11/63	200 bp — Monthly	(17,720)
	CMBX NA BBB-.6 Index	BBB-/P	3,473	31,000	5,000	5/11/63	300 bp — Monthly	(1,509)
	Morgan Stanley & Co. International PLC
	CMBX NA BBB-.6 Index	BBB-/P	15,216	110,000	17,743	5/11/63	300 bp — Monthly	(2,463)
	CMBX NA A.6 Index	A/P	85	9,000	392	5/11/63	200 bp — Monthly	(304)
	CMBX NA A.6 Index	A/P	415	30,000	1,308	5/11/63	200 bp — Monthly	(882)
	CMBX NA A.6 Index	A/P	6,530	108,000	4,709	5/11/63	200 bp — Monthly	1,863
	CMBX NA A.6 Index	A/P	12,813	248,000	10,813	5/11/63	200 bp — Monthly	2,096
	CMBX NA A.6 Index	A/P	4,023	360,000	15,696	5/11/63	200 bp — Monthly	(11,533)
	CMBX NA A.6 Index	A/P	10,578	782,000	34,095	5/11/63	200 bp — Monthly	(23,213)
	CMBX NA BB.6 Index	BB/P	24,066	98,000	27,548	5/11/63	500 bp — Monthly	(3,386)
	CMBX NA BB.6 Index	BB/P	48,543	197,000	55,377	5/11/63	500 bp — Monthly	(6,642)
	CMBX NA BBB-.6 Index	BBB-/P	10,300	85,000	13,711	5/11/63	300 bp — Monthly	(3,361)

Upfront premium received			1,918,805		Unrealized appreciation			118,431

Upfront premium (paid)			(1)		Unrealized (depreciation)			(698,262)

	Total		$1,918,804				Total	$(579,831)
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
***	Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at December 31, 2018. Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor’s classifications.

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/18 (Unaudited)
	Swap counterparty/ referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
	Citigroup Global Markets, Inc.
	CMBX NA A.7 Index	$(1,550)	$209,000	$4,410	1/17/47	(200 bp) — Monthly	$2,779
	CMBX NA BB.7 Index	(15,540)	77,000	14,014	1/17/47	(500 bp) — Monthly	(1,601)
	CMBX NA BB.7 Index	(8,792)	69,000	12,558	1/17/47	(500 bp) — Monthly	3,699
	CMBX NA BB.7 Index	(9,737)	62,000	11,284	1/17/47	(500 bp) — Monthly	1,486
	CMBX NA BB.7 Index	(10,124)	62,000	11,284	1/17/47	(500 bp) — Monthly	1,100
	CMBX NA BB.9 Index	(23,675)	153,000	29,254	9/17/58	(500 bp) — Monthly	5,430
	CMBX NA BB.9 Index	(23,569)	153,000	29,254	9/17/58	(500 bp) — Monthly	5,536
	CMBX NA BB.9 Index	(23,403)	152,000	29,062	9/17/58	(500 bp) — Monthly	5,511
	CMBX NA BB.9 Index	(11,898)	76,000	14,531	9/17/58	(500 bp) — Monthly	2,559
	CMBX NA BB.9 Index	(4,150)	26,000	4,971	9/17/58	(500 bp) — Monthly	796
	Credit Suisse International
	CMBX NA BB.7 Index	(10,061)	570,000	160,227	5/11/63	(500 bp) — Monthly	149,612
	CMBX NA BB.7 Index	(57,735)	351,000	63,882	1/17/47	(500 bp) — Monthly	5,806
	CMBX NA BB.7 Index	(30,806)	167,000	30,394	1/17/47	(500 bp) — Monthly	(574)
	CMBX NA BB.9 Index	(37,512)	235,000	44,932	9/17/58	(500 bp) — Monthly	7,192
	CMBX NA BB.9 Index	(12,319)	80,000	15,296	9/17/58	(500 bp) — Monthly	2,899
	CMBX NA BB.9 Index	(9,592)	67,000	12,810	9/17/58	(500 bp) — Monthly	3,153
	CMBX NA BB.9 Index	(7,508)	48,000	9,178	9/17/58	(500 bp) — Monthly	1,623
	CMBX NA BB.9 Index	(7,019)	45,000	8,604	9/17/58	(500 bp) — Monthly	1,541
	CMBX NA BB.9 Index	(7,019)	45,000	8,604	9/17/58	(500 bp) — Monthly	1,541
	Goldman Sachs International
	CMBX NA BB.6 Index	(25,984)	254,000	71,399	5/11/63	(500 bp) — Monthly	45,168
	CMBX NA BB.7 Index	(6,356)	42,000	7,644	1/17/47	(500 bp) — Monthly	1,247
	CMBX NA BB.6 Index	(146)	1,000	281	5/11/63	(500 bp) — Monthly	134
	CMBX NA BB.7 Index	(117,160)	577,000	105,014	1/17/47	(500 bp) — Monthly	(12,707)
	CMBX NA BB.7 Index	(18,678)	114,000	20,748	1/17/47	(500 bp) — Monthly	1,959
	CMBX NA BB.7 Index	(676)	4,000	728	1/17/47	(500 bp) — Monthly	48
	CMBX NA BB.9 Index	(1,923)	12,000	2,294	9/17/58	(500 bp) — Monthly	360
	CMBX NA BB.9 Index	(1,912)	12,000	2,294	9/17/58	(500 bp) — Monthly	371
	CMBX NA BB.9 Index	(1,278)	8,000	1,530	9/17/58	(500 bp) — Monthly	244
	JPMorgan Securities LLC
	CMBX NA BB.7 Index	(15,651)	98,000	17,836	1/17/47	(500 bp) — Monthly	2,090
	CMBX NA BB.7 Index	(14,388)	90,000	16,380	1/17/47	(500 bp) — Monthly	1,905
	CMBX NA BB.7 Index	(10,662)	55,000	10,010	1/17/47	(500 bp) — Monthly	(706)
	CMBX NA BB.6 Index	(21,006)	158,000	44,414	5/11/63	(500 bp) — Monthly	23,254
	CMBX NA BB.6 Index	(10,826)	77,000	21,645	5/11/63	(500 bp) — Monthly	10,744
	CMBX NA BB.6 Index	(2,301)	16,000	4,498	5/11/63	(500 bp) — Monthly	2,181
	CMBX NA BB.7 Index	(129,250)	755,000	137,410	1/17/47	(500 bp) — Monthly	7,426
	CMBX NA BB.7 Index	(29,883)	184,000	33,488	1/17/47	(500 bp) — Monthly	3,426
	CMBX NA BB.7 Index	(17,706)	91,000	16,562	1/17/47	(500 bp) — Monthly	(1,232)
	CMBX NA BB.7 Index	(12,959)	72,000	13,104	1/17/47	(500 bp) — Monthly	75
	CMBX NA BB.7 Index	(9,737)	62,000	11,284	1/17/47	(500 bp) — Monthly	1,486
	CMBX NA BB.7 Index	(11,800)	60,000	10,920	1/17/47	(500 bp) — Monthly	(938)
	CMBX NA BB.7 Index	(11,320)	57,000	10,374	1/17/47	(500 bp) — Monthly	(1,001)
	CMBX NA BB.7 Index	(6,888)	44,000	8,008	1/17/47	(500 bp) — Monthly	1,078
	CMBX NA BB.7 Index	(3,799)	28,000	5,096	1/17/47	(500 bp) — Monthly	1,270
	CMBX NA BB.9 Index	(8,209)	58,000	11,090	9/17/58	(500 bp) — Monthly	2,824
	CMBX NA BBB-.7 Index	(14,085)	210,000	17,871	1/17/47	(300 bp) — Monthly	3,663
	CMBX NA BBB-.7 Index	(4,194)	57,000	4,851	1/17/47	(300 bp) — Monthly	624
	CMBX NA BBB-.7 Index	(4,194)	57,000	4,851	1/17/47	(300 bp) — Monthly	624
	CMBX NA BBB-.7 Index	(6,138)	55,000	4,681	1/17/47	(300 bp) — Monthly	(1,489)
	CMBX NA BBB-.7 Index	(2,801)	31,000	2,638	1/17/47	(300 bp) — Monthly	(181)
	CMBX NA BBB-.7 Index	(3,038)	29,000	2,468	1/17/47	(300 bp) — Monthly	(587)
	Merrill Lynch International
	CMBX NA BB.7 Index	(50,309)	290,000	52,780	1/17/47	(500 bp) — Monthly	2,189
	CMBX NA BB.9 Index	(26,902)	172,000	32,886	9/17/58	(500 bp) — Monthly	5,817
	CMBX NA BB.9 Index	(7,956)	54,000	10,325	9/17/58	(500 bp) — Monthly	2,316
	CMBX NA BB.9 Index	(7,376)	47,000	8,986	9/17/58	(500 bp) — Monthly	1,565
	CMBX NA BB.9 Index	(6,426)	42,000	8,030	9/17/58	(500 bp) — Monthly	1,563
	CMBX NA BBB-.7 Index	(5,409)	66,000	5,617	1/17/47	(300 bp) — Monthly	170
	Morgan Stanley & Co. International PLC
	CMBX NA BBB-.7 Index	(6,827)	67,000	5,702	1/17/47	(300 bp) — Monthly	(1,164)
	CMBX NA BB.7 Index	(39,618)	197,000	35,854	1/17/47	(500 bp) — Monthly	(3,955)
	CMBX NA BB.7 Index	(34,324)	178,000	32,396	1/17/47	(500 bp) — Monthly	(2,101)
	CMBX NA BB.7 Index	(31,686)	157,000	28,574	1/17/47	(500 bp) — Monthly	(3,264)
	CMBX NA BB.9 Index	(6,195)	43,000	8,222	9/17/58	(500 bp) — Monthly	1,985
	CMBX NA BB.9 Index	(5,264)	35,000	6,692	9/17/58	(500 bp) — Monthly	1,394
	CMBX NA BB.9 Index	(4,046)	26,000	4,971	9/17/58	(500 bp) — Monthly	900
	CMBX NA BB.9 Index	(2,867)	19,000	3,633	9/17/58	(500 bp) — Monthly	748
	CMBX NA BB.9 Index	(1,060)	7,000	1,338	9/17/58	(500 bp) — Monthly	272
	CMBX NA BB.9 Index	(1,065)	7,000	1,338	9/17/58	(500 bp) — Monthly	266

	Upfront premium received	—				Unrealized appreciation	333,649

	Upfront premium (paid)	(1,074,287)				Unrealized (depreciation)	(31,500)

	Total	$(1,074,287)				Total	$302,149
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

	CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/18 (Unaudited)
	Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments received by fund	Unrealized appreciation/ (depreciation)
	NA HY Series 31 Index	B+/P	$(2,215,536)	$30,833,000	$614,594	12/20/23	500 bp — Quarterly	$(1,549,554)
	NA IG Series 31 Index	BBB+/P	(1,668,017)	94,845,000	526,485	12/20/23	100 bp — Quarterly	(1,109,917)

	Total		$(3,883,553)					$(2,659,471)
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at December 31, 2018. Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor’s classifications.

	CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/18 (Unaudited)
	Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
	NA HY Series 31 Index	$203,780	$2,838,000	$56,570	12/20/23	(500 bp) — Quarterly	$142,480

	Total	$203,780					$142,480
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Key to holding's currency abbreviations
EUR	Euro
GBP	British Pound
USD/$	United States Dollar
Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from October 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $2,465,067,022.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,776, or less than 0.1% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 9/30/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 12/31/18
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$2,307,325	$29,872,230	$24,897,840	$17,371	$7,281,715
	Putnam Short Term Investment Fund**	209,177,907	188,330,071	167,155,787	1,450,653	230,352,191

	Total Short-term investments	$211,485,232	$218,202,301	$192,053,627	$1,468,024	$237,633,906
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $7,281,715, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $7,205,565.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,394,045.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $4,713,921.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,598,975.
(FWC)	Forward commitment, in part or in entirety.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(WAC)	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $97,419,631 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swap contracts taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $17,409,401, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure to currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $4,379,015 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,713,921 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$41,955,472	$9,355,621	$—
Capital goods	92,868,371	2,607,675	—
Communication services	39,954,086	6,077,205	—
Conglomerates	2,810,123	5,902,882	—
Consumer cyclicals	150,845,636	13,862,148	4
Consumer staples	134,447,365	1,868,333	4,772
Energy	70,180,070	159,337	21,769
Financials	221,642,838	25,877,328	—
Health care	186,076,262	6,638,589	—
Technology	291,624,120	7,225,574	—
Transportation	22,929,337	6,172,596	—
Utilities and power	47,674,410	1,309,790	—

Total common stocks	1,303,008,090	87,057,078	26,545
Asset-backed securities	—	15,804,982	2,466,000
Commodity linked notes	—	30,323,445	—
Convertible bonds and notes	—	96,902	—
Convertible preferred stocks	—	231,968	—
Corporate bonds and notes	—	411,112,652	212
Foreign government and agency bonds and notes	—	19,611,378	—
Mortgage-backed securities	—	74,752,915	—
Preferred stocks	135,369	—	—
Purchased options outstanding	—	756,640	—
Senior loans	—	3,679,333	—
U.S. government and agency mortgage obligations	—	274,666,645	—
U.S. treasury obligations	—	323,303	—
Warrants	39	—	—
Short-term investments	230,384,191	58,193,002	—

Totals by level	$1,533,527,689	$976,610,243	$2,492,757
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,644,841)	$—
Futures contracts	(2,279,854)	—	—
Written options outstanding	—	(254,770)	—
TBA sale commitments	—	(15,015,313)	—
Interest rate swap contracts	—	(479,469)	—
Total return swap contracts	—	(583,214)	—
Credit default contracts	—	40,583	—

Totals by level	$(2,279,854)	$(18,937,024)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$2,600,518	$2,559,935
Foreign exchange contracts	2,327,663	4,470,634
Equity contracts	10,997,280	18,974,738
Interest rate contracts	8,707,258	4,072,298

Total	$24,632,719	$30,077,605
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased currency option contracts (contract amount)	$77,600,000
Written currency option contracts (contract amount)	$89,200,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$628,200,000
Centrally cleared interest rate swap contracts (notional)	$353,700,000
OTC total return swap contracts (notional)	$253,000,000
OTC credit default contracts (notional)	$36,000,000
Centrally cleared credit default contracts (notional)	$146,500,000
Warrants (number of warrants)	2,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: February 28, 2019